1-28-2015

CANADIAN PACIFIC U.S. SALARIED RETIREMENT INCOME PLAN

(Including all Amendments Adopted Through December 31, 2014)

CANADIAN PACIFIC U.S. SALARIED RETIREMENT INCOME PLAN

(Including all Amendments Adopted through December 31, 2014)

Table of Contents
Page

ARTICLE I    GENERAL     1
Sec. 1.1    Name of Plan.    1
Sec. 1.2    Purpose    1
Sec. 1.3    Effective Date    1
Sec. 1.4    Company    1
Sec. 1.5    Participating Employer    1
Sec. 1.6    Construction and Applicable Law    1
Sec. 1.7    Benefit Determinations and Applicability of Amendments    1
ARTICLE II    MISCELLANEOUS DEFINITIONS    3
Sec. 2.1    Account    3
Sec. 2.2    Active Participant.    3
Sec. 2.3    Affiliate    3
Sec. 2.4    Annual Retirement Contributions    3
Sec. 2.5    Beneficiary    3
Sec. 2.6    Board    3
Sec. 2.7    Certified Earnings    3
Sec. 2.8    Code    5
Sec. 2.9    Common Control    5
Sec. 2.10    ERISA    5
Sec. 2.11    Forfeitures    5
Sec. 2.12    Fund    5
Sec. 2.13    Funding Agency    5
Sec. 2.14    Highly Compensated Employee    5
Sec. 2.15    Investment Fund.    6
Sec. 2.16    Leased Employees    6
Sec. 2.17    Named Fiduciary    6
Sec. 2.18    Non-Highly Compensated Employee    6
Sec. 2.19    Normal Retirement Age    6
Sec. 2.20    Participant    6
Sec. 2.21    Plan Year    7
Sec. 2.22    Predecessor Employer    7
Sec. 2.23    Qualified Employee    7

Sec. 2.24    Successor Employer    8
Sec. 2.25    Testing Wages    8
Sec. 2.26    Valuation Date    9
ARTICLE III    SERVICE PROVISIONS    10
Sec. 3.1    Employment Commencement Date    10
Sec. 3.2    Termination of Employment    10
Sec. 3.3    Recognized Break in Service    10
Sec. 3.4    Years of Vesting Service    11
Sec. 3.5    Hours of Service    11
ARTICLE IV    PLAN PARTICIPATION    13
Sec. 4.1    Eligibility for Participation    13
Sec. 4.2    Duration of Participation.    13
Sec. 4.3    No Guarantee of Employment    13
ARTICLE V    EMPLOYER CONTRIBUTIONS    14
Sec. 5.1    Annual Retirement Contribution    14
Sec. 5.2    Application of Forfeitures    14
Sec. 5.3    Limitations on Contributions    15
Sec. 5.4    No Rollover Contributions    15
Sec. 5.5    Allocations    15
ARTICLE VI    LIMITATION ON ALLOCATIONS    16
Sec. 6.1    Limitation on Allocations    16
ARTICLE VII    INDIVIDUAL ACCOUNTS    19
Sec. 7.1    Accounts for Participants    19
Sec. 7.2    Investment Funds.    19
Sec. 7.3    Valuation of Investment Funds.    19
Sec. 7.4    Valuation of Accounts.    19
Sec. 7.5    Participant Statements    19
ARTICLE VIII DESIGNATION OF BENEFICIARY    20
Sec. 8.1    Persons Eligible to Designate    20
Sec. 8.2    Special Requirements for Married Participants    20
Sec. 8.3    Form and Method of Designation    20
Sec. 8.4    No Effective Designation    20
Sec. 8.5    Successor Beneficiary    21
Sec. 8.6    Disclaimers by Beneficiaries    21
Sec. 8.7    Definition of Spouse and Marriage    22
ARTICLE IX    BENEFIT REQUIREMENTS AND VESTING    23
Sec. 9.1    Vested Benefit on Normal Retirement Age or Disability    23
Sec. 9.2    Vesting on Other Termination of Employment    23

Sec. 9.3    Death    24
Sec. 9.4    No Withdrawals While Employed    24
ARTICLE X    DISTRIBUTION OF BENEFITS    25
Sec. 10.1    Time and Method of Payment.    25
Sec. 10.2    Accounts Totaling $5,000 or Less    27
Sec. 10.3    Direct Rollovers to IRAs and Other Eligible Plans    27
Sec. 10.4    Accounting Following Termination of Employment    28
Sec. 10.5    Source of Benefits    29
Sec. 10.6    Incompetent Payee    29
Sec. 10.7    Benefits May Not Be Assigned or Alienated    29
Sec. 10.8    Payments Pursuant to a Qualified Domestic Relations Order    29
Sec. 10.9    Payment of Taxes    29
Sec. 10.10    Conditions Precedent    30
Sec. 10.11    Company Directions to Funding Agency    30
ARTICLE XI    FUND    31
Sec. 11.1    Composition    31
Sec. 11.2    Funding Agency    31
Sec. 11.3    Compensation and Expenses of Funding Agency    31
Sec. 11.4    No Diversion    31
ARTICLE XII    ADMINISTRATION OF PLAN    33
Sec. 12.1    Administration by Company    33
Sec. 12.2    Certain Fiduciary Provisions    33
Sec. 12.3    Discrimination Prohibited    34
Sec. 12.4    Evidence    34
Sec. 12.5    Correction of Errors    34
Sec. 12.6    Records    34
Sec. 12.7    General Fiduciary Standard    35
Sec. 12.8    Prohibited Transactions    35
Sec. 12.9    Claims Procedure    35
Sec. 12.10    Bonding    35
Sec. 12.11    Waiver of Notice    35
Sec. 12.12    Agent for Legal Process    35
Sec. 12.13    Indemnification    35
Sec. 12.14    Expenses of Administration    36
ARTICLE XIII AMENDMENT, TERMINATION, MERGER    37
Sec. 13.1    Amendment    37
Sec. 13.2    Permanent Discontinuance of Contributions    37
Sec. 13.3    Reorganizations of Participating Employers.    37
Sec. 13.4    Termination    37
Sec. 13.5    Partial Termination    37

Sec. 13.6    Merger, Consolidation, or Transfer of Plan Assets.    38
Sec. 13.7    Deferral of Distributions    38
ARTICLE XIV    TOP-HEAVY PLAN PROVISIONS    39
Sec. 14.1    Key Employee Defined    39
Sec. 14.2    Determination of Top-Heavy Status    39
Sec. 14.3    Minimum Contribution Requirement    41
Sec. 14.4    Minimum Vesting Schedule    41
Sec. 14.5    Definition of Employer    42
Sec. 14.6    Exception for Collective Bargaining Unit    42
ARTICLE XV    MISCELLANEOUS PROVISIONS    43
Sec. 15.1    Insurance Company Not Responsible for Validity of Plan    43
Sec. 15.2    Headings    43
Sec. 15.3    Capitalized Definitions    43
Sec. 15.4    Gender    43
Sec. 15.5    Use of Compounds of Word Here    43
Sec. 15.6    Construed as a Whole    43
Sec. 15.7    Benefits of Reemployed Veterans    43

CANADIAN PACIFIC U.S. SALARIED RETIREMENT INCOME PLAN

(Including all Amendments Adopted through December 31, 2014)

ARTICLE I GENERAL

Sec. 1.1    Name of Plan. The name of the profit sharing plan set forth herein is the Canadian Pacific U.S. Salaried Retirement Income Plan. It is sometimes herein referred to as the “Plan”.

Sec. 1.2    Purpose. The Plan has been established so that eligible employees may have an additional source of retirement income.

Sec. 1.3    Effective Date. The “Effective Date” of the Plan, the date as of which the Plan was established, is July 1, 2010. This restatement of the Plan dated “1-28-15” is generally effective as of January 1, 2015.

Sec. 1.4    Company. The “Company” is the Soo Line Railroad Company, a Minnesota corporation, and any Successor Employer thereof.

Sec. 1.5    Participating Employer. The Company is a Participating Employer in the Plan. With the consent of the Company, any other employer may also become a Participating Employer in the Plan effective as of a date specified by it in its adoption of the Plan. Any Successor Employer to a Participating Employer shall also be a Participating Employer in the Plan. As of July 1, 2010, the Company, the Dakota, Minnesota & Eastern Railroad Corporation and the Delaware and Hudson Railway Company, Inc. are the only Participating Employers in the Plan.

Sec. 1.6    Construction and Applicable Law. The Plan is intended to meet the requirements for qualification as a profit sharing plan under Section 401(a) of the Code. The Plan is also intended to be in full compliance with applicable requirements of ERISA. The Plan shall be administered and construed consistent with said intent. It shall also be construed and administered according to the laws of the State of Minnesota to the extent that such laws are not preempted by the laws of the United States of America. All controversies, disputes, and claims arising hereunder shall be submitted to the United States District Court for the District of Minnesota, except as otherwise provided in any trust agreement entered into with a Funding Agency.

Sec. 1.7    Benefit Determinations and Applicability of Amendments. Except as may be specifically provided herein to the contrary, benefits under the Plan attributable to service prior to a Participant’s Termination of Employment shall be determined and paid in accordance with the provisions of the Plan as in effect as of the date the Termination of

ARTICLE I GENERAL

Sec. 1.1    Name of Plan. The name of the profit sharing plan set forth herein is the Canadian Pacific U.S. Salaried Retirement Income Plan. It is sometimes herein referred to as the “Plan”.

Sec. 1.2    Purpose. The Plan has been established so that eligible employees may have an additional source of retirement income.

Sec. 1.3    Effective Date. The “Effective Date” of the Plan, the date as of which the Plan was established, is July 1, 2010. This restatement of the Plan dated “1-28-15” is generally effective as of January 1, 2015.

Sec. 1.4    Company. The “Company” is the Soo Line Railroad Company, a Minnesota corporation, and any Successor Employer thereof.

Sec. 1.5    Participating Employer. The Company is a Participating Employer in the Plan. With the consent of the Company, any other employer may also become a Participating Employer in the Plan effective as of a date specified by it in its adoption of the Plan. Any Successor Employer to a Participating Employer shall also be a Participating Employer in the Plan. As of July 1, 2010, the Company, the Dakota, Minnesota & Eastern Railroad Corporation and the Delaware and Hudson Railway Company, Inc. are the only Participating Employers in the Plan.

Sec. 1.6    Construction and Applicable Law. The Plan is intended to meet the requirements for qualification as a profit sharing plan under Section 401(a) of the Code. The Plan is also intended to be in full compliance with applicable requirements of ERISA. The Plan shall be administered and construed consistent with said intent. It shall also be construed and administered according to the laws of the State of Minnesota to the extent that such laws are not preempted by the laws of the United States of America. All controversies, disputes, and claims arising hereunder shall be submitted to the United States District Court for the District of Minnesota, except as otherwise provided in any trust agreement entered into with a Funding Agency.

Sec. 1.7    Benefit Determinations and Applicability of Amendments. Except as may be specifically provided herein to the contrary, benefits under the Plan attributable to service prior to a Participant’s Termination of Employment shall be determined and paid in accordance with the provisions of the Plan as in effect as of the date the Termination of

Employment occurred. Any amendment to the Plan shall apply only to benefits accrued by individuals who are employees of a Participating Employer or Affiliate on or after the effective date of such amendment, unless they become Active Participants after that date and such active participation causes a contrary result under the provisions the Plan. Notwithstanding the foregoing:

(a)	Certain provisions of the Plan have specific effective dates, which are noted in the particular provisions.

(b)
Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994, P.L. 103-353 (“USERRA”). In the absence of explicit regulatory guidance, the Plan will be applied and interpreted in a manner that is consistent with a good faith interpretation of the legal requirements of USERRA.

(c)
Certain provisions of the Plan are intended to reflect the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and the Job Creation and Older Worker Assistance Act of 2002 (“JOCWA”), the Pension Protection Act of 2006 (“PPA”) and the Worker, Retiree and Employer Recovery Act of 2008 (“WRERA”) and the Heroes Earnings and Assistance and Relief Tax Act of 2008 (the “HEART Act”). The Plan shall be applied and interpreted in a manner that is consistent with a good faith interpretation of the requirements of the EGTRRA, JOCWA, PPA, WRERA and the HEART Act.

(d)
This restatement of the Plan document dated “1-28-15” is generally effective January 1, 2015 and includes all amendments adopted or proposed through December 31, 2014. These amendments include the following:

(1)	Amendments dated “4-10-12”, adopted on June 11, 2012, in connection with the favorable determination letter dated “4-10-12”.

(2)	Amendment dated “6-21-13”, adopted on July 5, 2013, in connection with the exclusion of certain bonuses from Certified Earnings recognized under the Plan.

(3)	Amendments dated “12-18-14”, adopted on December 18, 2014, in connection with certain 2014 transfers from Canadian Pacific Railroad and recognizing same sex marriages.

ARTICLE II MISCELLANEOUS DEFINITIONS

Sec. 2.1    Account. “Account” means a Participant’s or Beneficiary’s interest in the Fund as described in Sec. 7.1.

Sec. 2.2    Active Participant. An employee is an “Active Participant” only while he or she is both a Participant and a Qualified Employee.

Sec. 2.3    Affiliate. “Affiliate” means any trade or business entity under Common Control with a Participating Employer, or under Common Control with a Predecessor Employer while it is such.

Sec. 2.4    Annual Retirement Contributions. “Annual Retirement Contributions” are the contributions made by the Participating Employers pursuant to Sec. 5.1.

Sec. 2.5    Beneficiary. “Beneficiary” means the person or persons designated as such pursuant to the provisions of Article VIII.

Sec. 2.6    Board. The “Board” is the board of directors of the Company, and includes any executive committee thereof authorized to act for said board of directors.

Sec. 2.7    Certified Earnings. “Certified Earnings” of a Participant from a Participating Employer for a Plan Year means the amount determined by the Participating Employer and reported to the Company to be the total earnings paid to the Participant by the Participating Employer during such Plan Year for service as an Active Participant, subject to the following:

(a)	Discretionary bonuses shall not be included in Certified Earnings, except as provided in subsection (b).

(b)
Certified Earnings shall include the bonus actually paid during the year under the Company’s Performance Incentive Program. If bonuses under the Performance Incentive Program are paid in the year after they are earned, they will be credited to the year paid rather than the year earned. Notwithstanding the foregoing, if the Company designates part or all of a Performance Incentive Plan bonus, or any other payments or bonus, as not being includable in Certified Earnings, such bonus or payment shall not be included in Certified Earnings under the Plan.

(c)	Payments or contributions to or for the benefit of the employee under this Plan shall not be included in Certified Earnings.

(d)
Except as provided in subsection (e), allowances or reimbursements for expenses, moving allowances or relocation expenses, foreign tax-equalization pay, severance pay, payments or employer contributions to or for the benefit of the employee under any other deferred compensation, pension, profit sharing,

ARTICLE II MISCELLANEOUS DEFINITIONS

Sec. 2.1    Account. “Account” means a Participant’s or Beneficiary’s interest in the Fund as described in Sec. 7.1.

Sec. 2.2    Active Participant. An employee is an “Active Participant” only while he or she is both a Participant and a Qualified Employee.

Sec. 2.3    Affiliate. “Affiliate” means any trade or business entity under Common Control with a Participating Employer, or under Common Control with a Predecessor Employer while it is such.

Sec. 2.4    Annual Retirement Contributions. “Annual Retirement Contributions” are the contributions made by the Participating Employers pursuant to Sec. 5.1.

Sec. 2.5    Beneficiary. “Beneficiary” means the person or persons designated as such pursuant to the provisions of Article VIII.

Sec. 2.6    Board. The “Board” is the board of directors of the Company, and includes any executive committee thereof authorized to act for said board of directors.

Sec. 2.7    Certified Earnings. “Certified Earnings” of a Participant from a Participating Employer for a Plan Year means the amount determined by the Participating Employer and reported to the Company to be the total earnings paid to the Participant by the Participating Employer during such Plan Year for service as an Active Participant, subject to the following:

(a)	Discretionary bonuses shall not be included in Certified Earnings, except as provided in subsection (b).

(b)
Certified Earnings shall include the bonus actually paid during the year under the Company’s Performance Incentive Program. If bonuses under the Performance Incentive Program are paid in the year after they are earned, they will be credited to the year paid rather than the year earned. Notwithstanding the foregoing, if the Company designates part or all of a Performance Incentive Plan bonus, or any other payments or bonus, as not being includable in Certified Earnings, such bonus or payment shall not be included in Certified Earnings under the Plan.

(c)	Payments or contributions to or for the benefit of the employee under this Plan shall not be included in Certified Earnings.

(d)
Except as provided in subsection (e), allowances or reimbursements for expenses, moving allowances or relocation expenses, foreign tax-equalization pay, severance pay, payments or employer contributions to or for the benefit of the employee under any other deferred compensation, pension, profit sharing, insurance, or other employee benefit plan, purchase discounts under (or payments from) the employee share purchase plan, stock options, stock appreciation rights or cash payments in lieu thereof, merchandise or service discounts, non-cash employee awards, benefits in the form of property or the use of property, earnings payable in a form other than cash, or other similar fringe benefits shall not be included in computing Certified Earnings, except as provided in subsection (e). Settlement proceeds paid in connection with any claim against the Company or a Participating Employer are not Certified Earnings.

(e)
If, however, a Participant has elected to have his or her compensation reduced pursuant to a cash or deferred arrangement established under Code Section 401(k), a cafeteria plan described in Code Section 125 or a qualified transportation fringe benefit program under Code Section 132(f)(4), Certified Earnings for purposes of this Plan shall be the amount he or she would have received but for the reduction. If a portion of the reduction is later paid back to Participant, said payment shall not be included in Certified Earnings.

(f)
A Participant’s Certified Earnings for any Plan Year shall not exceed the annual compensation limit under Code Section 401(a)(17) in effect for that year. For example, the Code Section 401(a)(17) limit for the Plan Year beginning January 1, 2014 was Two Hundred and Sixty Thousand Dollars ($260,000) and the limit for the 2015 Plan Year is Two Hundred and Sixty Five Thousand Dollars ($265,000). The Code Section 401(a)(17) limit is subject to adjustment in future Plan Years for cost of living increases or otherwise. This subsection shall be applied in accordance with a good faith interpretation of regulations prescribed by the Secretary of Treasury.

(g)
A Participant’s Certified Earnings shall include the Certified Earnings that the Participant would have received during a period of qualified military service (or, if the amount of such Certified Earnings is not reasonably certain, the Participant’s average earnings comprising Certified Earnings from all Participating Employers for the twelve-month period immediately preceding the Participant’s period of qualified military service); but only if the Participant returns to work within the period during which his right to reemployment is protected by law or dies during the period of qualified military service. For purposes of this subsection, “qualified military service” shall mean any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) where the Participant’s right to reemployment is protected by law, including a period of military service where the Participant dies prior to the end of such military service and is thus unable to return to employment.

(h)	Salary differential payments made to a Participant during a military leave shall not constitute Certified Earnings under the Plan, unless required by USERRA or other applicable law.

(i)
If a Participant transferred employment in 2014 (without having a Termination of Employment) from the Canadian Pacific Railroad to a Participating Employer in this Plan, his or her Certified Earnings under this Plan for 2014 shall include compensation received from Canadian Pacific Railway in 2014 prior to the transfer. For this purpose, payments made to the Participant in Canadian dollars in 2014 prior to the transfer shall be converted to U.S. dollars using the rate of exchange as reported by the U.S. Federal Reserve Board for December 2014.

Sec. 2.8    Code. “Code” means the Internal Revenue Code of 1986 as from time to time amended.

Sec. 2.9    Common Control. A trade or business entity (whether a corporation, partnership, sole proprietorship or otherwise) is under “Common Control” with another trade or business entity (i) if both entities are corporations which are members of a controlled group of corporations as defined in Code Section 414(b), or (ii) if both entities are trades or businesses (whether or not incorporated) which are under common control as defined in Code Section 414(c), or (iii) if both entities are members of an affiliated service group as defined in Code Section 414(m), or (iv) if both entities are required to be aggregated pursuant to regulations under Code Section 414(o). Service for all entities under Common Control shall be treated as service for a single employer to the extent required by the Code; provided, however, that an individual shall not be a Qualified Employee by reason of this section. In applying the first sentence of this section for purposes of Sec. 6.1, the provisions of subsections (b) and (c) of section 414 of the Code are deemed to be modified as provided in Code Section 415(h).

Sec. 2.10 ERISA. “ERISA” means the Employee Retirement Income Security Act of 1974 as from time to time amended.

Sec. 2.11 Forfeitures. “Forfeitures” (or “Forfeited”) means that part of the Fund so recognized under Sec. 9.2(a), which provides for the forfeiture of non-vested employer contributions and any other amounts treated as Forfeitures under the terms of the Plan.

Sec. 2.12    Fund. “Fund” means the aggregate of assets described in Sec. 11.1.

Sec. 2.13 Funding Agency. “Funding Agency” is a trustee or trustees or an insurance company appointed and acting from time to time in accordance with the provisions of Sec. 11.2 for the purpose of holding, investing, and disbursing all or a part of the Fund.

Sec. 2.14 Highly Compensated Employee. “Highly Compensated Employee” for any Plan Year means an individual described in (a) or (b):

(a)	The employee received Testing Wages of $115,000 or more for the prior Plan Year, subject to the following:

(1)
The $115,000 limit shall be adjusted for cost of living increases as provided in Code Section 414(q). For example, the Code Section 414(q) limit for 2014 was $115,000 and the limit for 2015 is $120,000.

(2)
The Company may elect to treat those employees, who receive Testing Wages equal to or in excess of the applicable limit under Code Section 414(q) (as adjusted for cost of living increases) but who are not among the top paid 20 percent of all employees, as Non-Highly Compensated Employees. Any such election shall be made in accordance with applicable regulations prescribed by the Internal Revenue Service. Currently, the Company is not making this election.

(b)	An employee of a Participating Employer who at any time during the current or prior Plan Year was a five percent (5%) owner as defined in Code Section 416(i)(1).

Sec. 2.15 Investment Fund. “Investment Fund” means any of the funds for investment of Plan assets established under Sec. 7.2.

Sec. 2.16 Leased Employees. “Leased Employees”, within the meaning of Code Section 414(n)(2) and individuals who would meet those requirements but for failure to complete a year of leased service, shall be counted as employees of the Company or a Participating Employer to the extent required by the Code or regulations issued thereunder. “Leased Employee” means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person (“leasing organization”), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)), on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer. Leased Employees are not Participants in the Plan, however, and are not eligible to receive Annual Retirement Contributions under the Plan.

Sec. 2.17 Named Fiduciary. The Company is a “Named Fiduciary” for purposes of ERISA with authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan. Other persons are also Named Fiduciaries under ERISA if so provided thereunder or if so identified by the Company, by action of the Board. Such other person or persons shall have such authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan, as may be provided by ERISA or as may be allocated by the Company, by action of the Board.

Sec. 2.18 Non-Highly Compensated Employee. “Non-Highly Compensated Employee” means an Active Participant who is not a Highly Compensated Employee.

Sec. 2.19    Normal Retirement Age. “Normal Retirement Age” is age 65.

Sec. 2.20    Participant. A “Participant” is an individual described as such in Article
IV.

Sec. 2.21 Plan Year. The “Plan Year” is the 12-consecutive-month period commencing each January 1 and ending each December 31.

Sec. 2.22 Predecessor Employer. An employer shall be a Predecessor Employer if required by regulations prescribed by the Internal Revenue Service. In addition, any corporation, partnership, firm, or individual, a substantial part of the assets and employees of which are acquired by a successor is a “Predecessor Employer” subject to any conditions and limitations with respect thereto imposed by this section; provided, however, that any such corporation, partnership, firm or individual may be named as a Predecessor Employer only if all of its employees who at the time of the acquisition become employees of the successor and Participants hereunder are treated uniformly, the use of service with it does not produce discrimination in favor of Highly Compensated Employees, and there is no duplication of benefits for such service. To be considered a Predecessor Employer, the acquisition of assets and employees of a corporation, partnership, firm, or individual must be by a Participating Employer, by an Affiliate, or by another Predecessor Employer and, unless required by law, the Company recognizes that the entity is a Predecessor Employer for purposes of this Plan.

Sec. 2.23 Qualified Employee. “Qualified Employee” means a salaried employee (full-time or part-time) of a Participating Employer who is either hired or rehired on or after July 1, 2010 or is not a participant in the Canadian Pacific Pension Plan for U.S. Management Employees (the “Pension Plan”) subject to the following:

(a)
Individuals employed by the Dakota, Minnesota & Eastern Railroad Corporation (the “DM&E”) on July 1, 2010 and employees hired or rehired by a Participating Employer on or after July 1, 2010 are Qualified Employees even if they are receiving benefits or are entitled to future benefits under the Pension Plan. These individuals are not eligible to accrue additional benefits under the Pension Plan.

(b)
Individuals who were employed by the Soo Line Railroad Company or the Delaware and Hudson Railroad Company on July 1, 2010 and who were participants in the Pension Plan on that date are not eligible to participate in this Plan even if they were not actively accruing benefits under the Pension Plan on July 1, 2010.

(c)
Former employees who are still entitled to benefits under the Pension Plan and who are rehired by a Participating Employer on or after July 1, 2010 are Qualified Employees eligible to participate in the Salaried Retirement Income Plan but are not eligible to accrue additional benefits under the Pension Plan with respect to their service after their rehire date.

(d)
Any employee of a Participating Employer who transfers into a covered salaried position after July 1, 2010 and who is not a participant in the Pension Plan, is a Qualified Employee eligible to participate in the Salaried Retirement Income Plan. This includes transfers from Canada to U.S. salaried positions who relocate to a U.S. residence, transfers from hourly to salaried positions and transfers from union represented positions to salaried positions.

(e)	Hourly paid employees are not Qualified Employees.

(f)
Eligibility of employees in a collective bargaining unit to participate in the Plan shall be subject to negotiations with the representative of that unit. During any period that the wages and hours of service of an employee are covered by the provisions of a collective bargaining agreement between his or her Participating Employer and such representative he or she shall not be considered a Qualified Employee for purposes of this Plan unless such agreement expressly so provides. For purposes of this section only, such an agreement shall be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

(g)
An employee shall be deemed to be a Qualified Employee during a period of absence from active service which does not result from his or her Termination of Employment, provided he or she is a Qualified Employee at the commencement of such period of absence.

(h)
A nonresident alien while not receiving earned income (within the meaning of Code Section 911(b)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) is not a Qualified Employee.

(i)
An employee is not a Qualified Employee unless his or her services are performed within the United States, or his or her principal base of operations to which he or she frequently returns is within the United States.

(j)
Any individual designated by the Company or a Participating Employer as an “independent contractor” by payroll practice or otherwise is not a Qualified Employee (regardless of whether the individual is actually a common law employee).

(k)	An employee is not a Qualified Employee prior to July 1, 2010.

(l)	An employee is not a Qualified Employee prior to the date as of which his or her employer becomes a Participating Employer in this Plan.

Sec. 2.24 Successor Employer. A “Successor Employer” is any entity that succeeds to the business of a Participating Employer through merger, consolidation, acquisition of all or substantially all of its assets, or any other means and which elects before or within a reasonable time after such succession, by appropriate action evidenced in writing, to continue the Plan; provided, however, that in the case of such succession with respect to any Participating Employer other than the Company, the acquiring entity shall be a Successor Employer only if consent thereto is granted by the Company.

Sec. 2.25 Testing Wages. A Participant’s “Testing Wages” for a Plan Year means the Participant’s compensation for the Plan Year as reported on Internal Revenue Service form W-2 subject to the following:

(a)
The Company may, on a uniform and nondiscriminatory basis, modify the definition of Testing Wages in any other way that satisfies the definition of “compensation” under Code Section 414(s) or regulations issued thereunder. The same definition of Testing Wages shall be used for all Participants for a particular year, but different definitions may be used for different years.

(b)	The Company may limit a Participant’s Testing Wages to compensation received while the employee is a Participant.

(c)	Testing Wages shall not exceed the limit as may be in effect under Code section 401(a)(17) for any given Plan Year.

Sec. 2.26    Valuation Date. “Valuation Date” means the date on which the Fund and Accounts are valued as provided in Article VII. Each of the following is a Valuation Date:

(a)	The last day of each quarter of the Plan Year.

(b)
A more frequently occurring date, such as daily valuations, as designated by the Company in written notice to the Funding Agency, as the Company may consider necessary or advisable to provide for the orderly and equitable administration of the Plan.

ARTICLE III SERVICE PROVISIONS

Sec. 3.1    Employment Commencement Date. “Employment Commencement Date” means the date on which an employee first performs an Hour of Service for a Participating Employer (whether before or after the Participating Employer becomes such) an Affiliate, or a Predecessor Employer. The date upon which an employee performs an Hour of Service after a Recognized Break in Service is also an Employment Commencement Date.

Sec. 3.2    Termination of Employment. An employee has a “Termination of Employment” for purposes of the Plan upon resignation, discharge, retirement, death, failure to return to active work at the end of an authorized leave of absence or the authorized extension or extensions thereof, failure to return to work when duly called following temporary layoff, or upon the happening of any other event or circumstances which, under the policy of a Participating Employer, Affiliate or Predecessor Employer as in effect from the time to time, results in the termination of the employer-employee relationship. Notwithstanding the foregoing, no Termination of Employment shall be deemed to occur upon a transfer between any combination of the Company, Affiliates, and Predecessor Employers, nor shall the change in status from a common law employee to a Leased Employee constitute a Termination of Employment.

If the employer-employee relationship is terminated because of the entry of an employee into the armed forces of the United States and if the employee subsequently returns to employment with a Participating Employer or an Affiliate under circumstances such that he or she has reemployment rights under the provisions of any applicable federal law, for all purposes of the Plan and only for such purposes the employee shall be deemed to have been on authorized leave of absence during the period of military service.

Sec. 3.3    Recognized Break in Service. A “Recognized Break in Service” is a period of at least 12 consecutive months duration that begins on the day on which the individual’s Termination of Employment occurs and during which the individual has no Hours of Service. A Recognized Break in Service ends, if ever, on the day on which the individual again performs an Hour of Service for a Participating Employer, an Affiliate or a Successor Employer. Notwithstanding the foregoing, if an individual is absent from work for maternity or paternity reasons, a period of up to 12 months beginning with the first day of such absence shall not count as part of a Recognized Break in Service.

For purposes of this Sec. 3.3 an absence from work for maternity or paternity reasons means an absence for one of the following reasons:

(a)	Because the individual was pregnant;

(b)	Because the individual gave birth to a child;

(c)	Because the individual adopted a child or had a child placed with them for purposes of adoption; or

(d)	Because the individual needs to care for the child for a period beginning immediately following a birth, adoption or placement described above.

ARTICLE III SERVICE PROVISIONS

Sec. 3.1    Employment Commencement Date. “Employment Commencement Date” means the date on which an employee first performs an Hour of Service for a Participating Employer (whether before or after the Participating Employer becomes such) an Affiliate, or a Predecessor Employer. The date upon which an employee performs an Hour of Service after a Recognized Break in Service is also an Employment Commencement Date.

Sec. 3.2    Termination of Employment. An employee has a “Termination of Employment” for purposes of the Plan upon resignation, discharge, retirement, death, failure to return to active work at the end of an authorized leave of absence or the authorized extension or extensions thereof, failure to return to work when duly called following temporary layoff, or upon the happening of any other event or circumstances which, under the policy of a Participating Employer, Affiliate or Predecessor Employer as in effect from the time to time, results in the termination of the employer-employee relationship. Notwithstanding the foregoing, no Termination of Employment shall be deemed to occur upon a transfer between any combination of the Company, Affiliates, and Predecessor Employers, nor shall the change in status from a common law employee to a Leased Employee constitute a Termination of Employment.

If the employer-employee relationship is terminated because of the entry of an employee into the armed forces of the United States and if the employee subsequently returns to employment with a Participating Employer or an Affiliate under circumstances such that he or she has reemployment rights under the provisions of any applicable federal law, for all purposes of the Plan and only for such purposes the employee shall be deemed to have been on authorized leave of absence during the period of military service.

Sec. 3.3    Recognized Break in Service. A “Recognized Break in Service” is a period of at least 12 consecutive months duration that begins on the day on which the individual’s Termination of Employment occurs and during which the individual has no Hours of Service. A Recognized Break in Service ends, if ever, on the day on which the individual again performs an Hour of Service for a Participating Employer, an Affiliate or a Successor Employer. Notwithstanding the foregoing, if an individual is absent from work for maternity or paternity reasons, a period of up to 12 months beginning with the first day of such absence shall not count as part of a Recognized Break in Service.

For purposes of this Sec. 3.3 an absence from work for maternity or paternity reasons means an absence for one of the following reasons:

(a)	Because the individual was pregnant;

(b)	Because the individual gave birth to a child;

(c)	Because the individual adopted a child or had a child placed with them for purposes of adoption; or

(d)	Because the individual needs to care for the child for a period beginning immediately following a birth, adoption or placement described above.

Sec. 3.4    Years of Vesting Service. An individual’s “Years of Vesting Service” are equal to the aggregate time elapsed between his or her original Employment Commencement Date and his or her most recent Termination of Employment or any other date as of which a determination of Years of Vesting Service is to be made, expressed in years and days, reduced by all Recognized Breaks in Service, subject to the following:

(a)	Service prior to a Recognized Break in Service will not be excluded from a Participant’s Years of Vesting Service regardless of the length of the Recognized Break in Service.

(b)	For purposes of converting days into years, 365 days constitute one year.

Sec. 3.5    Hours of Service. “Hours of Service” are determined according to the following subsections with respect to each applicable computation period. The Company may round up the number of Hours of Service at the end of each computation period or more frequently as long as a uniform practice is followed with respect to all employees determined by the Company to be similarly situated for compensation, payroll, and record keeping purposes.

(a)
Hours of Service are computed only with respect to service with Participating Employers (for service both before and after the Participating Employer becomes such), Affiliates, members of the Affiliated Group and Predecessor Employers and are aggregated for service with all such employers.

(b)	For any portion of a computation period during which a record of hours is maintained for an employee, Hours of Service shall be credited as follows:

(1)	Each hour for which the employee is paid, or entitled to payment, for the performance of duties for his employer during the applicable computation period is an Hour of Service.

(2)
Each hour for which the employee is paid, or entitled to payment, by his employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness incapacity (including disability), layoff, jury duty, military duty, or leave of absence, is an Hour of Service. Hours of Service shall not be credited under this paragraph with respect to payments under a plan maintained solely for the purpose of complying with applicable unemployment compensation or disability insurance laws or with respect to a payment which solely reimburses the individual for medical or medically related expenses incurred by the employer.

(3)
Each hour credited for a period of time during which no duties are performed, but during which the employment relationship has not been terminated, during a period of excused absence, vacation, sick leave or jury duty is an Hour of Service. Such Hours of Service shall be credited on an assumed basis of a nine (9) hour workday and five (5) workdays per week. If an Hour of Service is creditable under both paragraph (2) and this paragraph (3), the employee shall be credited with Hours of Service under the computation which results in the most Hours of Service being credited to the employee.

(4)
Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the employer is an Hour of Service. Such Hours of Service shall be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement, or payment is made. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (2) shall be subject to the limitations set forth therein.

(5)	Hours under this subsection shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference.

(6)	The Company may use any records to determine Hours of Service which it considers an accurate reflection to the actual facts.

(c)
For any portion of a computation period during which an employee is within a classification for which a record of hours for the performance of duties is not maintained, he shall be credited with 45 Hours of Service for each week for which he would otherwise be credited with at least one Hour of Service under subsection (b).

(d)
Nothing in this section shall be construed as denying an employee credit for an Hour of Service if credit is required under Code Section 414(n) or by any other federal law. The nature and extent of such credit shall be determined under such other law.

(e)	In no event shall duplicate credit as an Hour of Service be given for the same hour.

ARTICLE IV PLAN PARTICIPATION

Sec. 4.1    Eligibility for Participation. Eligibility to participate in the Plan shall be determined as follows:

(a)
An employee of a Participating Employer shall become a Participant in the Plan on the earliest date (on or after July 1, 2010 or such later date on which the Plan becomes effective with respect to his or her Participating Employer) on which all of the following requirements are met:

(1)	The employee is a Qualified Employee.

(2)	The employee has attained age 21.

(3)	The employee has completed an Hour of Service with a Participating Employer on or after July 1, 2010.

(b)	If a former Participant is reemployed, he or she will become a Participant on the date he or she again becomes a Qualified Employee.

Sec. 4.2    Duration of Participation. A Participant shall continue to be such until the later of:

(a)	The Participant’s Termination of Employment.

(b)	The date all benefits, if any, to which the Participant is entitled hereunder have been distributed from the Fund.

Sec. 4.3    No Guarantee of Employment. Participation in the Plan does not constitute a guarantee or contract of employment with the Participating Employers. Such participation shall in no way interfere with any rights the Participating Employers would have in the absence of such participation to determine the duration of an employee’s employment.

ARTICLE IV PLAN PARTICIPATION

Sec. 4.1    Eligibility for Participation. Eligibility to participate in the Plan shall be determined as follows:

(a)
An employee of a Participating Employer shall become a Participant in the Plan on the earliest date (on or after July 1, 2010 or such later date on which the Plan becomes effective with respect to his or her Participating Employer) on which all of the following requirements are met:

(1)	The employee is a Qualified Employee.

(2)	The employee has attained age 21.

(3)	The employee has completed an Hour of Service with a Participating Employer on or after July 1, 2010.

(b)	If a former Participant is reemployed, he or she will become a Participant on the date he or she again becomes a Qualified Employee.

Sec. 4.2    Duration of Participation. A Participant shall continue to be such until the later of:

(a)	The Participant’s Termination of Employment.

(b)	The date all benefits, if any, to which the Participant is entitled hereunder have been distributed from the Fund.

Sec. 4.3    No Guarantee of Employment. Participation in the Plan does not constitute a guarantee or contract of employment with the Participating Employers. Such participation shall in no way interfere with any rights the Participating Employers would have in the absence of such participation to determine the duration of an employee’s employment.

ARTICLE V EMPLOYER CONTRIBUTIONS

Sec. 5.1 Annual Retirement Contribution. The Participating Employers shall make an Annual Retirement Contribution each Plan Year on behalf of eligible Participants subject to the following:

(a)
The Annual Retirement Contribution shall be equal to three and one-half percent (3 ½%) of the eligible Participant’s Certified Earnings for the Plan Year and shall be credited to a separate Account established for the Participant pursuant to Sec.

7.1.    Amounts credited to a Participant’s Annual Retirement Contribution Account shall not be available for Participant loans or hardship withdrawals.

(b)	The Participant must have satisfied at least one of the following requirements:

(1)	The Participant was an Active Participant on the last business day of the Plan Year for which the Annual Retirement Contribution is being made;

(2)	The Participant’s Termination of Employment during the Plan Year occurred on or after the date the Participant reached age 55 with at least 10 years of Vesting Service;

(3)	The Participant died during the Plan Year; or

(4)	The Participant had an involuntary Termination of Employment during the Plan Year, which was not for cause.

Any contribution during a Plan Year will be based on the Participant’s Certified Earnings actually received during the Plan Year.

5.2 Application of Forfeitures. Forfeitures recognized with respect to a Plan Year may, at the Company’s discretion, be applied in any of the following ways:

(a)	Such amounts may be used to pay reasonable administrative expenses of the Plan to the extent permitted by ERISA.

(b)	To the extent directed by the Company, such amounts may be applied to reinstate Forfeited Accounts as provided in Sec. 9.2(b).

(c)
Such amounts may be credited against Annual Retirement Contributions to be made by the Participating Employers for the current Plan Year or the next Plan Year. In making allocations to the Accounts of Participants, amounts credited against Annual Retirement Contributions shall have the same attributes as Annual Retirement Contributions.

(d)	Such amounts may be used to make any corrective contributions that may be necessary under the Internal Revenue Service self correction program.

ARTICLE V EMPLOYER CONTRIBUTIONS

Sec. 5.1 Annual Retirement Contribution. The Participating Employers shall make an Annual Retirement Contribution each Plan Year on behalf of eligible Participants subject to the following:

(a)
The Annual Retirement Contribution shall be equal to three and one-half percent (3 ½%) of the eligible Participant’s Certified Earnings for the Plan Year and shall be credited to a separate Account established for the Participant pursuant to Sec.

7.1.    Amounts credited to a Participant’s Annual Retirement Contribution Account shall not be available for Participant loans or hardship withdrawals.

(b)	The Participant must have satisfied at least one of the following requirements:

(1)	The Participant was an Active Participant on the last business day of the Plan Year for which the Annual Retirement Contribution is being made;

(2)	The Participant’s Termination of Employment during the Plan Year occurred on or after the date the Participant reached age 55 with at least 10 years of Vesting Service;

(3)	The Participant died during the Plan Year; or

(4)	The Participant had an involuntary Termination of Employment during the Plan Year, which was not for cause.

Any contribution during a Plan Year will be based on the Participant’s Certified Earnings actually received during the Plan Year.

5.2 Application of Forfeitures. Forfeitures recognized with respect to a Plan Year may, at the Company’s discretion, be applied in any of the following ways:

(a)	Such amounts may be used to pay reasonable administrative expenses of the Plan to the extent permitted by ERISA.

(b)	To the extent directed by the Company, such amounts may be applied to reinstate Forfeited Accounts as provided in Sec. 9.2(b).

(c)
Such amounts may be credited against Annual Retirement Contributions to be made by the Participating Employers for the current Plan Year or the next Plan Year. In making allocations to the Accounts of Participants, amounts credited against Annual Retirement Contributions shall have the same attributes as Annual Retirement Contributions.

(d)	Such amounts may be used to make any corrective contributions that may be necessary under the Internal Revenue Service self correction program.

(e)
Such amounts may be allocated among the Accounts of Active Participants employed on the last day of the Plan Year in the ratio that each such Active Participant’s Certified Earnings for the Plan Years bears to the total Certified Earnings of Active Participants that are employed on the last day of the Plan Year.

Sec. 5.3    Limitations on Contributions.    In no event shall the amount of a Participating Employer’s contribution under this Article for any Plan Year exceed the lesser of:

(a)	The maximum amount allowable as a deduction in computing its taxable income for that Plan Year for federal income tax purposes.

(b)	The aggregate amount of the contributions by such Participating Employer that may be allocated to Accounts of Participants under the provisions of Article VI.

Sec. 5.4    No Rollover Contributions.    The Plan does not accept rollover contributions from IRA’s or other eligible retirement plans.

Sec. 5.5    Allocations.    Annual Retirement Contributions shall be allocated to the Accounts of Participants as follows:

(a)
Allocations shall be reflected in Accounts as provided in Article VII. For the purposes of allocating investment gains and losses, pro rata adjustments will be made to Participants’ Accounts in a fair, equitable and non-discriminatory manner to reflect the time when contributions were actually received by the Funding Agency and allocated to Participant’s Accounts.

(b)
Annual Retirement Contributions with respect to a Plan Year which are deposited with the Funding Agency after the end of the Plan Year shall be allocated to the appropriate Accounts as of the last day of that Plan Year unless the Company determines that it is necessary to treat some or all of such contributions as being contributions for the Plan Year in which they are actually deposited with the Funding Agency.

ARTICLE VI LIMITATION ON ALLOCATIONS

Sec. 6.1    Limitation on Allocations. Notwithstanding any provisions of the Plan to the contrary, allocations to Participants under the Plan shall not exceed the maximum amount permitted under Code Section 415. For purposes of the preceding sentence, the following rules shall apply unless otherwise provided in Code Section 415:

(a)	The Annual Additions with respect to a Participant for any Plan Year shall not exceed the lesser of:

(1)	$52,000 for 2014 and $53,000 for 2015, as adjusted after 2015 for any applicable cost of living increases under Code Section 415(d).

(2)	100% of the Participant’s “Compensation” as defined in subsection (e) below.

The Compensation limit referred to in paragraph (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)), which is otherwise treated as an annual addition.

(b)
If a Participant is also a participant in one or more other defined contribution plans maintained by a Participating Employer or an Affiliate, and if the amount of employer contributions and forfeitures otherwise allocated to the Participant for a Plan Year must be reduced to comply with the limitations under Code Section 415, such allocations under this Plan and each of such other plans shall be reduced pro rata to the extent necessary to comply with said limitations, except that reductions to the extent necessary shall be made in allocations under profit sharing plans and stock bonus plans before any reductions are made under money purchase plans.

(c)
If for any Plan Year the limitation described in subsection (a) would otherwise be exceeded with respect to any Participant and if there is any excess amount remaining after the adjustments in paragraph (b) as a result of an operational error, any excess annual additions shall be adjusted and self-corrected pursuant to the Internal Revenue Service Employee Plans Compliance Resolution System. Such correction is to be made pursuant to procedures established by the Company and shall be completed by the close of the second Plan Year following the error.

(d)
For purposes of this section, “Annual Additions” means the sum of the following amounts allocated to a Participant for a Plan Year under this Plan and all other defined contribution plans maintained by a Participating Employer or an Affiliate in which he or she participates:

(1)	Employer contributions.

ARTICLE VI LIMITATION ON ALLOCATIONS

Sec. 6.1    Limitation on Allocations. Notwithstanding any provisions of the Plan to the contrary, allocations to Participants under the Plan shall not exceed the maximum amount permitted under Code Section 415. For purposes of the preceding sentence, the following rules shall apply unless otherwise provided in Code Section 415:

(a)	The Annual Additions with respect to a Participant for any Plan Year shall not exceed the lesser of:

(1)	$52,000 for 2014 and $53,000 for 2015, as adjusted after 2015 for any applicable cost of living increases under Code Section 415(d).

(2)	100% of the Participant’s “Compensation” as defined in subsection (e) below.

The Compensation limit referred to in paragraph (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)), which is otherwise treated as an annual addition.

(b)
If a Participant is also a participant in one or more other defined contribution plans maintained by a Participating Employer or an Affiliate, and if the amount of employer contributions and forfeitures otherwise allocated to the Participant for a Plan Year must be reduced to comply with the limitations under Code Section 415, such allocations under this Plan and each of such other plans shall be reduced pro rata to the extent necessary to comply with said limitations, except that reductions to the extent necessary shall be made in allocations under profit sharing plans and stock bonus plans before any reductions are made under money purchase plans.

(c)
If for any Plan Year the limitation described in subsection (a) would otherwise be exceeded with respect to any Participant and if there is any excess amount remaining after the adjustments in paragraph (b) as a result of an operational error, any excess annual additions shall be adjusted and self-corrected pursuant to the Internal Revenue Service Employee Plans Compliance Resolution System. Such correction is to be made pursuant to procedures established by the Company and shall be completed by the close of the second Plan Year following the error.

(d)
For purposes of this section, “Annual Additions” means the sum of the following amounts allocated to a Participant for a Plan Year under this Plan and all other defined contribution plans maintained by a Participating Employer or an Affiliate in which he or she participates:

(1)	Employer contributions.

(2)	Forfeitures, if any.

(3)	Voluntary non-deductible contributions, if any.

(4)	Amounts attributable to medical benefits as described in Code Sections 415(1)(2) and 419A(d)(2).

An Annual Addition with respect to a Participant’s Accounts shall be deemed credited thereto with respect to a Plan Year if it is allocated to the Participant’s Accounts under the terms of the Plan as of any date within such Plan Year.

(e)
For purposes of applying the limitations of Code §415, “Compensation” means a Participant’s earned income, wages, salaries, and other amounts received for personal services actually rendered in the course of employment with the Company, or an Affiliate, subject to the following:

(1)
Subject to paragraph (2) below, Compensation excludes employer contributions to a plan of deferred compensation which are not includable in the Participant’s gross income for the taxable year in which contributed, and other amounts which received special tax benefits. However, any amounts received by a Participant pursuant to an unfunded non-qualified plan of deferred compensation are Compensation in the year such amounts are includable in the Participant’s gross income.

(2)
Salary reduction contributions to a cash or deferral arrangement under Code §401(k), a Code §457 are includable as Compensation. Compensation shall also include elective amounts that are not includable in the gross income of the employee under Code §132(f)(4).

(3)	Compensation shall include any military differential pay paid to a Participant by a Participating Employer.

(4)	Compensation recognized for an employee for a Plan Year shall not exceed the limit under Code §401(a)(17) as adjusted by the Secretary of Treasury.

(5)
Payments made by the later of 2½ months after a Participant’s severance from employment or the end of the Plan Year in which the severance from employment occurred are included in Compensation for the limitation year if, absent a severance from employment, such payments would have been paid to the Participant while the Participant continued in employment with the Company or an Affiliate and are regular earnings for services during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation. This provision shall be applied consistent with the requirements of Treas. Reg.
§1.145(c)-2.

(f)
This Section shall be applied in accordance with final regulations under Code Section 415 that were issued by the Department of Treasury and Internal Revenue Service on April 5, 2007, which are hereby incorporated by reference.

ARTICLE VII INDIVIDUAL ACCOUNTS

Sec. 7.1    Accounts for Participants. A “Retirement Income Account” shall be established under the Plan for each Participant who receives an Annual Retirement Contribution under the Plan. Other sub-Accounts may be established for a Participant if deemed advisable by the Company (collectively referred herein as the Participant’s “Account”).

Sec. 7.2    Investment Funds. Investment Funds for the investment of amounts credited to Participants’ Accounts shall be established at the direction of the Company. The Company shall determine the types of investments to be held in each Investment Fund or the investment manager, trustee, or insurance company responsible for selecting investments. Income on the investments of each Investment Fund shall be reinvested by the appropriate Funding Agency in the appropriate Investment Fund.

Sec. 7.3    Valuation of Investment Funds. As of each Valuation Date, the Funding Agency shall determine, in accordance with a method consistently followed and uniformly applied, the fair market value of each Investment Fund. During any period that all or a part of any Investment Fund is held under a contract, of a type sometimes referred to as a “guaranteed income contract”, issued by an insurance company and invested by it and under which the insurance company pays a guaranteed minimum rate of return, and provided no event has occurred that would result in a payment by the insurance company under the contract at a discount from book value of the contract, the fair market value of the contract shall be deemed to equal its book value.

Sec. 7.4    Valuation of Accounts. As of each Valuation Date the value of each Participant’s Account under the Plan shall be determined. The value of each such Account shall be adjusted to reflect the effect of income, realized and unrealized profits and losses, withdrawals, interfund transfers, and all other transactions since the next preceding Valuation Date.

Sec. 7.5    Participant Statements. The Company will cause each Participant to be provided with a statement of his or her Account balance at least on a quarterly basis each Plan Year. The statement can be provided electronically or otherwise in accordance with applicable regulations issued under ERISA or the Code.

ARTICLE VII INDIVIDUAL ACCOUNTS

Sec. 7.1    Accounts for Participants. A “Retirement Income Account” shall be established under the Plan for each Participant who receives an Annual Retirement Contribution under the Plan. Other sub-Accounts may be established for a Participant if deemed advisable by the Company (collectively referred herein as the Participant’s “Account”).

Sec. 7.2    Investment Funds. Investment Funds for the investment of amounts credited to Participants’ Accounts shall be established at the direction of the Company. The Company shall determine the types of investments to be held in each Investment Fund or the investment manager, trustee, or insurance company responsible for selecting investments. Income on the investments of each Investment Fund shall be reinvested by the appropriate Funding Agency in the appropriate Investment Fund.

Sec. 7.3    Valuation of Investment Funds. As of each Valuation Date, the Funding Agency shall determine, in accordance with a method consistently followed and uniformly applied, the fair market value of each Investment Fund. During any period that all or a part of any Investment Fund is held under a contract, of a type sometimes referred to as a “guaranteed income contract”, issued by an insurance company and invested by it and under which the insurance company pays a guaranteed minimum rate of return, and provided no event has occurred that would result in a payment by the insurance company under the contract at a discount from book value of the contract, the fair market value of the contract shall be deemed to equal its book value.

Sec. 7.4    Valuation of Accounts. As of each Valuation Date the value of each Participant’s Account under the Plan shall be determined. The value of each such Account shall be adjusted to reflect the effect of income, realized and unrealized profits and losses, withdrawals, interfund transfers, and all other transactions since the next preceding Valuation Date.

Sec. 7.5    Participant Statements. The Company will cause each Participant to be provided with a statement of his or her Account balance at least on a quarterly basis each Plan Year. The statement can be provided electronically or otherwise in accordance with applicable regulations issued under ERISA or the Code.

ARTICLE VIII DESIGNATION OF BENEFICIARY

Sec. 8.1    Persons Eligible to Designate. Any Participant may designate a Beneficiary to receive any amount payable from the Fund as a result of the Participant’s death, provided that the Beneficiary survives the Participant. The Beneficiary may be one or more persons, natural or otherwise. By way of illustration, but not by way of limitation, the Bene- ficiary may be an individual, trustee, executor, or administrator. A Participant may also change or revoke a designation previously made, without the consent of any Beneficiary named therein.

Sec. 8.2    Special Requirements for Married Participants. Notwithstanding the provisions of Sec. 8.1, if a Participant is married at the time of his or her death, the Beneficiary shall be the Participant’s spouse unless the spouse has consented in writing to the designation of a different Beneficiary, the spouse’s consent acknowledges the effect of such designation, and the spouse’s consent is witnessed by a representative of the Plan or a notary public. Such consent shall be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed by federal regulations. Any consent by a spouse shall be irrevocable. Any designation of a Beneficiary or form of benefits which has received spousal consent may be changed (other than by being revoked) without spousal consent only if the consent by the spouse expressly permits subsequent designations by the Participant without any requirement of further consent of the spouse. Any such consent shall be valid only with respect to the spouse who signed the consent, or in the case of a deemed consent, the designated spouse.

Sec. 8.3    Form and Method of Designation. Any designation or a revocation of a prior designation of Beneficiary shall be in writing on a form acceptable to the Company and shall be filed with the Company or recordkeeper. The Company and all other parties involved in making payment to a Beneficiary may rely on the latest Beneficiary designation on file with the Company or recordkeeper at the time of payment or may make payment pursuant to Sec. 8.4 if an effective designation is not on file, shall be fully protected in doing so, and shall have no liability whatsoever to any person making claim for such payment under a subsequently filed designation of Beneficiary or for any other reason.

Sec. 8.4    No Effective Designation. If there is not on file with the Company or recordkeeper an effective designation of Beneficiary by a deceased Participant, or if the designated Beneficiary fails to survive the Participant, the Beneficiary shall be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

(a)	The Participant’s spouse.

(b)
The Participant’s children, except that if any of the Participant’s children predecease the Participant but leave issue surviving the Participant, such issue shall take by right of representation the share their parent would have taken if living.

ARTICLE VIII DESIGNATION OF BENEFICIARY

Sec. 8.1    Persons Eligible to Designate. Any Participant may designate a Beneficiary to receive any amount payable from the Fund as a result of the Participant’s death, provided that the Beneficiary survives the Participant. The Beneficiary may be one or more persons, natural or otherwise. By way of illustration, but not by way of limitation, the Bene- ficiary may be an individual, trustee, executor, or administrator. A Participant may also change or revoke a designation previously made, without the consent of any Beneficiary named therein.

Sec. 8.2    Special Requirements for Married Participants. Notwithstanding the provisions of Sec. 8.1, if a Participant is married at the time of his or her death, the Beneficiary shall be the Participant’s spouse unless the spouse has consented in writing to the designation of a different Beneficiary, the spouse’s consent acknowledges the effect of such designation, and the spouse’s consent is witnessed by a representative of the Plan or a notary public. Such consent shall be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed by federal regulations. Any consent by a spouse shall be irrevocable. Any designation of a Beneficiary or form of benefits which has received spousal consent may be changed (other than by being revoked) without spousal consent only if the consent by the spouse expressly permits subsequent designations by the Participant without any requirement of further consent of the spouse. Any such consent shall be valid only with respect to the spouse who signed the consent, or in the case of a deemed consent, the designated spouse.

Sec. 8.3    Form and Method of Designation. Any designation or a revocation of a prior designation of Beneficiary shall be in writing on a form acceptable to the Company and shall be filed with the Company or recordkeeper. The Company and all other parties involved in making payment to a Beneficiary may rely on the latest Beneficiary designation on file with the Company or recordkeeper at the time of payment or may make payment pursuant to Sec. 8.4 if an effective designation is not on file, shall be fully protected in doing so, and shall have no liability whatsoever to any person making claim for such payment under a subsequently filed designation of Beneficiary or for any other reason.

Sec. 8.4    No Effective Designation. If there is not on file with the Company or recordkeeper an effective designation of Beneficiary by a deceased Participant, or if the designated Beneficiary fails to survive the Participant, the Beneficiary shall be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

(a)	The Participant’s spouse.

(b)
The Participant’s children, except that if any of the Participant’s children predecease the Participant but leave issue surviving the Participant, such issue shall take by right of representation the share their parent would have taken if living.

(c)	The Participant’s parents.

(d)	The Participant’s brothers and sisters.

(e)	The Participant’s personal representative (executor or administrator).

Determination of the identity of the Beneficiary in each case shall be made by the Company.

Sec. 8.5    Successor Beneficiary. If a Beneficiary who survives the Participant subsequently dies before receiving all payments to which the Beneficiary was entitled, the successor Beneficiary, determined in accordance with the provisions of this Section, shall be entitled to the balance of any remaining payments due. A Beneficiary who is not the surviving spouse of the Participant may not designate a successor Beneficiary. A Beneficiary who is the surviving spouse may designate a successor Beneficiary only if the Participant specifically authorized such designations on the Participant’s Beneficiary designation form. If a Beneficiary is permitted to designate a successor Beneficiary, each such designation shall be made according to the same rules (other than Sec. 8.2) applicable to designations by Participants. If a Beneficiary is not permitted to designate a successor Beneficiary, or is permitted to do so but fails to make such a designation and the Participant had designated a different individual as Beneficiary contingent on the death of said Beneficiary, the balance of any payments remaining due will be payable to such contingent Beneficiary, and otherwise to the personal representative (executor or administrator) of the deceased Beneficiary.

Sec. 8.6    Disclaimers by Beneficiaries. A Beneficiary entitled to all or a portion of a deceased Participant’s Accounts may disclaim his or her interest therein, subject to the following:

(a)
To be eligible to disclaim, the Beneficiary must not have received a distribution of all or any portion of the Participant’s Accounts and, in the case of a Beneficiary who is a natural person, must have attained at least age 21 at the time such disclaimer is signed and delivered. A disclaimer shall state that the Beneficiary’s entire interest in the Participant’s Accounts is disclaimed or shall specify what portion thereof is disclaimed. The Company shall be the sole judge of the content, interpretation and validity of a purported disclaimer.

(b)
Any disclaimer must be in writing and must be signed by the Beneficiary making the disclaimer and acknowledged by a notary public. The Company may establish rules for the use of electronic signatures and acknowledgments. Until such rules are established, electronic signatures and acknowledgments shall not be effective. To be effective, an original signed copy of the disclaimer must be actually delivered to the Company following the date of the Participant’s death but not later than nine months after the date of the Participant’s death. A disclaimer shall be irrevocable upon delivery to the Company. A disclaimer shall be considered to be delivered to the Company only when it is actually received by the Company.

(c)
Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant with respect to the disclaimed interest. A disclaimer shall not be considered to violate the provisions of Sec. 10.7, and shall not be considered to be an assignment or alienation of benefits in violation of any federal law prohibiting the assignment or alienation of benefits under this Plan.

(d)	No form of attempted disclaimer that does not meet the requirements of this Section will be recognized by the Company.

Sec. 8.7    Definition of Spouse and Marriage. Effective September 16, 2013, the Plan will recognize any marriage (same sex or otherwise) that is valid either under the laws of the State of Minnesota or the state in which the marriage took place. This Section shall be administered in accordance with guidance issued by the Department of Treasury.

ARTICLE IX
BENEFIT REQUIREMENTS AND VESTING

Sec. 9.1    Vested Benefit on Normal Retirement Age or Disability. If a Partici- pant’s Termination of Employment occurs on or after he or she has reached Normal Retirement Age (age 65) or if the Participant becomes totally and permanently disabled (as determined by the Company in its sole discretion), the Participant shall be fully (100%) vested and shall be entitled to a benefit equal to the value of all of his or her Accounts. The benefit shall be paid at the time and in the manner determined under Article X. The value of each Account shall be adjusted as provided in Sec. 7.4 until the Account has been distributed in full.

Sec. 9.2 Vesting on Other Termination of Employment. If a Participant’s Termination of Employment occurs after the Participant has completed three or more Years of Vesting Service, the Participant is fully (100%) vested and is entitled to a benefit equal to the value of his or her Retirement Income Account. The value of the Participant’s Account shall continue to be adjusted as provided in Sec. 7.4 until the Account has been distributed in full, subject, however, to the following:

(a)
Timing of Forfeitures. If the Participant is not vested in his or her Retirement Income Account, the unvested balance in his or her Account shall be treated as Forfeitures by the end of the Plan Year in which his or her Termination of Employment occurs. For this purpose, he or she will be treated as having been zero percent (0%) vested and having received a distribution of the entire vested balance in all of his or her Accounts in the Plan Year in which he or she Terminates Employment. Forfeitures shall be applied as provided in Sec. 5.2 and shall be reinstated as provided in paragraph (b) below.

Otherwise, if the Participant is vested and does not receive a distribution of the entire vested balance in his or her Account, the Participant’s Account shall not be forfeited, but shall remain in the Plan. All undistributed Accounts shall continue to share in investment earnings and losses until the Account is completely distributed.

(b)
Reinstatement of Forfeitures. If a Participant’s Account is Forfeited and the Participant resumes employment with a Participating Employer before incurring a Recognized Break in Service of 60 months or more, the following shall apply:

(1)
The Participant’s Retirement Income Account that was Forfeited prior to the Recognized Break in Service will be restored to its value as of the Valuation Date coincident with or next following the Participant’s prior Termination of Employment. The Participant’s right to these reinstated amounts following any subsequent Termination of Employment is subject to the completion of a total of three Years of Vesting Service (including both service before and after the Recognized Break in Service).

(2)	Amounts to be reinstated pursuant to paragraph (1) may be obtained from any of the following sources:

(A)	Forfeitures, if any, for the Plan Year in which the reinstatement occurs.

(B)	Contributions by the Company or Participating Employer who rehired the Participant.

(C)	Net income or gain of the Fund not previously allocated to other Accounts.

(c)
Permanent Forfeiture. If a Participant whose Account was Forfeited pursuant to subsection (a) does not resume employment with a Participating Employer before incurring a Recognized Break in Service of 60 months, his or her Retirement Income Account is permanently Forfeited and will not be reinstated.

(d)	The benefit under this section shall be paid at the times and in the manner determined under Article X.

Sec. 9.3    Death. If a Participant’s Termination of Employment is the result of death, his or her Beneficiary shall be entitled to a fully vested benefit equal to the value of the Participant’s Account. Such benefit shall be paid at the times and in the manner determined under Article X. If a Participant’s death occurs after his or her Termination of Employment, distribution of the balance of the Participant’s Account shall be made to the Beneficiary based on the Participant’s vested status at the time of his or her death and in accordance with the provisions of Article X. In either event, the value of the Participant’s Accounts shall continue to be adjusted as provided in Sec. 7.4 until the entire Account has been distributed in full or Forfeited.

Sec. 9.4    No Withdrawals While Employed. Withdrawals from a Participants’ Retirement Income Account cannot be made prior to Termination of Employment, death or disability.

ARTICLE X DISTRIBUTION OF BENEFITS

Sec. 10.1 Time and Method of Payment. Except as otherwise provided in this Section or in Sec. 10.2, the benefit to which a Participant or Beneficiary may become entitled under Sec. 9.1, 9.2 or 9.3 shall be distributed at such time and according to such method as he or she elects, subject to the following:

(a)	Distribution shall be made by one or a combination of the following methods, as the Participant or Beneficiary may select:

(1)	Payment in a single sum.

(2)	Substantially equal installments over a period not to exceed the Participant’s life expectancy or the joint life expectancy of the Participant and his or her Beneficiary.

(3)	A direct rollover to another eligible retirement plan or an IRA.

(b)
Subject to subsection (c) below, distributions from all Accounts may occur at any time after the Participant’s Termination of Employment. Distributions will be made upon receipt of proper instructions from the Participant. In that regard, the Company shall provide Participants with a distribution election (or consent) form and notice 30 to 180 days in advance of the date the first distribution is made to the Participant. These materials shall include the following:

(1)	An explanation of the right to defer commencement of benefits and the consequences of failing to defer receipt of benefits; and

(2)	The special tax and rollover notice referenced in Code Section 402(f).

The 30-day advance notice period may be waived by the Participant provided that the distribution of benefits still cannot commence until at least eight days after the distribution notices are provided. The Company may require Participants to apply for benefits under the Plan before benefit payments will commence. Since Participants can elect to receive benefits at any time following Termination of Employment, the requirements of Code Section 401(a)(14) are satisfied.

(c)
Distributions to a Participant must begin not later than the Participant’s “required beginning date”. A Participant’s “required beginning date” is April 1 of the Plan Year following the later of (i) the Plan Year in which the Participant attains age 70½, or (ii) the Plan Year in which the Participant’s Termination of Employment occurs. If the Participant is a 5% owner, however, as described in Code Section 416, the required beginning date is April 1 following the Plan Year the Participant reaches 70½ regardless of whether he or she has had a Termination of Employment.

ARTICLE X DISTRIBUTION OF BENEFITS

Sec. 10.1 Time and Method of Payment. Except as otherwise provided in this Section or in Sec. 10.2, the benefit to which a Participant or Beneficiary may become entitled under Sec. 9.1, 9.2 or 9.3 shall be distributed at such time and according to such method as he or she elects, subject to the following:

(a)	Distribution shall be made by one or a combination of the following methods, as the Participant or Beneficiary may select:

(1)	Payment in a single sum.

(2)	Substantially equal installments over a period not to exceed the Participant’s life expectancy or the joint life expectancy of the Participant and his or her Beneficiary.

(3)	A direct rollover to another eligible retirement plan or an IRA.

(b)
Subject to subsection (c) below, distributions from all Accounts may occur at any time after the Participant’s Termination of Employment. Distributions will be made upon receipt of proper instructions from the Participant. In that regard, the Company shall provide Participants with a distribution election (or consent) form and notice 30 to 180 days in advance of the date the first distribution is made to the Participant. These materials shall include the following:

(1)	An explanation of the right to defer commencement of benefits and the consequences of failing to defer receipt of benefits; and

(2)	The special tax and rollover notice referenced in Code Section 402(f).

The 30-day advance notice period may be waived by the Participant provided that the distribution of benefits still cannot commence until at least eight days after the distribution notices are provided. The Company may require Participants to apply for benefits under the Plan before benefit payments will commence. Since Participants can elect to receive benefits at any time following Termination of Employment, the requirements of Code Section 401(a)(14) are satisfied.

(c)
Distributions to a Participant must begin not later than the Participant’s “required beginning date”. A Participant’s “required beginning date” is April 1 of the Plan Year following the later of (i) the Plan Year in which the Participant attains age 70½, or (ii) the Plan Year in which the Participant’s Termination of Employment occurs. If the Participant is a 5% owner, however, as described in Code Section 416, the required beginning date is April 1 following the Plan Year the Participant reaches 70½ regardless of whether he or she has had a Termination of Employment.

(d)
The amount distributed to a Participant for the calendar year preceding his or her required beginning date and for each subsequent calendar year shall not be less than the amount required by Treasury Regulation Section 1.401(a)(9)-5. The distribution for the calendar year preceding the individual’s required beginning date must be paid not later than the required beginning date. The distribution for each subsequent year must be paid not later than December 31 of that year.

(e)
If the Participant dies after his or her required beginning date and after beginning to receive payments in installments, the remaining payments shall be made to the Beneficiary in annual amounts at least equal to the minimum amount required by Treasury Regulation Section 1.401(a)(9)-5.

(f)
If the Participant dies before his or her required beginning date, the Participant’s Accounts shall be distributed to the Beneficiary not later than December 31 of the year containing the fifth anniversary of the Participant’s death, subject to the following:

(1)
Distributions to a Beneficiary may extend beyond five years from the death of the Participant if they are in the form of installment payments over a period not exceeding the Beneficiary’s life expectancy, provided such payments begin not later than December 31 of the year following the year in which the Participant’s death occurred.

(2)
If a Beneficiary is the surviving spouse of the Participant, payments to that surviving spouse pursuant to paragraph (1) need not commence until December 31 of the year in which the Participant would have reached age 70½.

(g)
If a Beneficiary of a deceased Participant dies before receiving all benefits to which the Beneficiary is entitled under the Plan, any remaining amounts shall be paid to the Successor Beneficiary provided in Sec. 8.5.

(h)
If more than one Beneficiary is entitled to benefits following the Participant’s death, the interest of each Beneficiary shall be segregated into a separate Account for purposes of applying this section.

(i)
Distributions shall be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G) and in accordance with Treasury Regulation Sections 1.401(a)(9)-1 through 1.401(a)(9)-9. These requirements will override any inconsistent distribution option and no distribution option otherwise permitted under this Plan will be available to a Participant or Beneficiary if such distribution option does not meet the requirements of Code Section 401(a)(9), including paragraph (G) thereof.

Sec. 10.2 Accounts Totaling $5,000 or Less. If the total value of the Accounts of the Participant (or a Beneficiary following the Participant’s death) is $5,000 or less when benefit payments can commence due to Termination of Employment, disability or death, installment payments are not available. If the Participant or Beneficiary has failed to make an election between a Direct Rollover (pursuant to Sec. 10.3) or a single sum cash distribution within 90 days following receipt of his or her distribution election form, the following rules shall apply:

(a)
If the total value of the Participant’s Accounts is more than $1,000 but not more than $5,000 and the Participant is alive but the Participant has not reached age 65, the Company will cause the balance in the Participant’s Accounts (excluding unpaid loans) to be Directly Rolled over to an individual retirement account (“IRA”) designated by the Company.

(b)
If the total value of the Participant’s Accounts is $1,000 or less and the Participant is alive, a single-sum cash distribution shall be made to the Participant as soon as administratively feasible following the Participant’s Termination of Employment, disability or death.

(c)
Unless benefit payments have already commenced, if the Participant dies, a single-sum distribution equal to the total value of the Participant’s Accounts shall be made to the Participant’s Beneficiary as soon as administratively feasible following the Participant’s death. By way of clarification, no default Direct Rollovers to IRAs pursuant to subsection (a) shall be made on behalf of Beneficiaries of deceased Participants. Surviving Beneficiaries (including non- spousal Beneficiaries) are, however, eligible to elect voluntary Direct Rollovers pursuant to Sec. 10.3. If benefit payments have already commenced, any possible remaining payments to the Beneficiary are subject to the provisions of Sec. 10.1.

(d)
If the Participant Terminates Employment after Normal Retirement Age (i.e., age 65), the default rollover rules do not apply and his or her Accounts will be distributed in a single-sum cash distribution as soon as feasible following his or her Termination of Employment.

(e)	The default rollover provisions of this Section do not apply to alternate payees under a Qualified Domestic Relations Order. Those distributions shall be made in a single sum cash distribution.

(f)	For purposes of this Section, a Participant (or Beneficiary) is deemed to have received his or her election form five days after the form is mailed to his or her last known address.

Sec. 10.3 Direct Rollovers to IRAs and Other Eligible Plans. A distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee (a “direct rollover”). The following definitions shall be used in administering the provisions of this section.

(a)
Eligible Rollover Distribution. For purposes of this section, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee that is not in the form of substantially equal installments over the lifetime or life expectancy of the Participant (or the Participant and his or her Beneficiary) or for a period of 10 years or more.

(b)
Eligible Retirement Plan. An eligible retirement plan is one of the following plans or arrangements that agrees to accept the distributee’s eligible rollover contribution: (i) a qualified trust described in Code Section 401(a), (ii) an individual retirement account described in Code Section 408(a), (iii) an individual retirement annuity described in Code Section 408(b), (iv) an annuity plan described in Code Section 457(b) maintained by a governmental entity such as a state, political subdivision or a state, or agency or instrumentality of a state or political subdivision of a state that agrees to separately account for amounts transferred from this Plan, (v) a Roth IRA described in Code Section 408A, or (vi) a tax sheltered annuity contract described in Code Section 403(b).

(c)
Distributee. A distributee means a Participant, a Participant’s surviving spouse, a surviving non-spouse Beneficiary of the Participant, a trust maintained for the benefit of one or more designated Beneficiaries, or a former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p). Individuals or entities other than those named in this subsection are not permitted to roll over distributions from the Plan.

(d)	Direct Rollover. A direct rollover is a payment by the Funding Agency to the eligible retirement plan specified by the distributee.

(e)
Direct Transfers by Non-Spousal Beneficiaries. A designated Beneficiary who is not the Participant’s spouse, following the death of a Participant, may request a direct trustee to trustee transfer of his or her entire interest in the Plan, but only to an individual retirement account or annuity described in Code Sections 408(a) or 408(b) (an “IRA”) that is designated as an “inherited IRA”. For purposes of the preceding sentence, a designated Beneficiary includes a trust maintained for the benefit of one or more designated Beneficiaries. The transfer shall then be made as soon as practicable following the Beneficiary’s request. Amounts transferred to an inherited IRA under this subsection are subject to the required minimum distribution rules of Code Section 401(a)(9). Also, any required minimum distributions that would otherwise be due to the Participant or Beneficiary shall be made to the Beneficiary before any such direct transfer is made to the inherited IRA. The inherited IRA must be established in a manner that identifies it as an inherited IRA with respect to the deceased Participant and must also identify the Beneficiary. Transfers under this Section shall be administered in accordance with applicable regulations or other guidance issued by the Department of Treasury.

Sec. 10.4 Accounting Following Termination of Employment. If distribution of all or any part of a benefit is deferred or delayed for any reason, the undistributed portion of any Account shall continue to be revalued as of each Valuation Date as provided in Article VII.

Sec. 10.5 Source of Benefits. All benefits to which persons become entitled hereunder shall be provided only out of the Fund and only to the extent that the Fund is adequate therefor. No benefits are provided under the Plan except those expressly described herein.

Sec. 10.6 Incompetent Payee. If in the opinion of the Company a person entitled to payments hereunder is disabled from caring for his or her affairs because of mental or physical condition, or age, payment due such person may be made to such person’s guardian, conservator, or other legal personal representative upon furnishing the Company with evidence satisfactory to the Company of such status. Prior to the furnishing of such evidence, the Company may cause payments due the person under disability to be made, for such person’s use and benefit, to any person or institution then in the opinion of the Company caring for or maintaining the person under disability. The Company shall have no liability with respect to payments so made. The Company shall have no duty to make inquiry as to the competence of any person entitled to receive payments hereunder.

Sec. 10.7 Benefits May Not Be Assigned or Alienated. Except as otherwise expressly permitted by the Plan or required by law, the interests of persons entitled to benefits under the Plan may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly. However, the Plan shall comply with the provisions of any court order which the Company determines is a qualified domestic relations order as defined in Code Section 414(p). Any expenses relating to review or administration of a domestic relations order may be charged against the Accounts of the Participant and/or the alternate payee. Notwithstanding any provisions in the Plan to the contrary, an individual who is entitled to payments from the Plan as an “alternate payee” pursuant to a qualified domestic relations order may receive a lump sum payment from the Plan as soon as administratively feasible after the Valuation Date coincident with or next following the date of the Company’s determination that the order is a qualified domestic relations order, unless the order specifically provides for payment to be made at a later time or in a different form of payment that is permitted under Sec. 10.1.

Sec. 10.8 Payments Pursuant to a Qualified Domestic Relations Order. Notwithstanding any provisions in the Plan to the contrary, an individual who is entitled to payments from the Plan as an “alternate payee” pursuant to a qualified domestic relations order may receive a lump sum payment from the Plan (or have a Direct Rollover made on his or her behalf pursuant to Sec. 10.3) as soon as administratively feasible after the Valuation Date coincident with or next following the date of the Company’s determination that the order is a qualified domestic relations order, unless the order specifically provides for payment to be made at a later time or in a different form permitted under Sec. 10.1.

Sec. 10.9 Payment of Taxes. The Funding Agency may pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit payable hereunder which in the Funding Agency’s opinion it shall be or may be required to pay out of such benefit. The Funding Agency may require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Funding Agency shall deem necessary for its protection.

Sec. 10.10 Conditions Precedent. No person shall be entitled to a benefit hereunder until his or her right thereto has been finally determined by the Company nor until the person has submitted to the Company relevant data reasonably requested by the Company, including, but not limited to, proof of birth or death.

Sec. 10.11 Company Directions to Funding Agency. The Company shall designate an individual or individuals to give such written directions to the Funding Agency as are necessary to accomplish distributions to the Participants and Beneficiaries in accordance with the provisions of the Plan.

ARTICLE XI FUND

Sec. 11.1 Composition. All sums of money and all securities and other property received by the Funding Agency for purposes of the Plan, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part from time to time remaining shall constitute the “Fund”. The Company may cause the Fund to be divided into any number of parts for investment purposes or any other purposes necessary or advisable for the proper administration of the Plan.

Sec. 11.2 Funding Agency. The Fund may be held and invested as one fund or may be divided into any number of parts for investment purposes. Each part of the Fund, or the entire Fund if it is not divided into parts for investment purposes, shall be held and invested by one or more trustees or by an insurance company. The trustee or trustees or the insurance company so acting with respect to any part of the Fund is referred to herein as the Funding Agency with respect to such part of the Fund. The selection and appointment of each Funding Agency shall be made by the Company. The Company shall have the right at any time to remove a Funding Agency, in which case the Company shall appoint a successor thereto, subject only to the terms of any applicable trust agreement or group annuity contract. The Company shall have the right to determine the form and substance of each trust agreement and group annuity contract under which any part of the Fund is held, subject only to the requirement that they are not inconsistent with the provisions of the Plan. Any such trust agreement may contain provisions pursuant to which the trustee will make investments on direction of a third party.

Sec. 11.3 Compensation and Expenses of Funding Agency. The Funding Agency shall be entitled to receive such reasonable compensation for its services as may be agreed upon with the Company. The Funding Agency shall also be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of its services. Such compensation and reimbursements shall be paid from the Fund, except as specifically agreed to in writing by the Company.

Sec. 11.4 No Diversion. The Fund shall be for the exclusive purpose of providing benefits to Participants under the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by ERISA. No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Participating Employers or their beneficiaries. Notwithstanding the foregoing:

(a)
If any contribution or portion thereof is made by a Participating Employer by a mistake of fact, the Funding Agency shall, upon written request of the Company, return such contribution or portion thereof to the Participating Employer within one year after the payment of the contribution to the Funding Agency; however, earnings attributable to such contribution or portion thereof shall not be returned to the Participating Employer but shall remain in the Fund, and the amount returned to the Participating Employer shall be reduced by any losses attributable to such contribution or portion thereof.

ARTICLE XI FUND

Sec. 11.1 Composition. All sums of money and all securities and other property received by the Funding Agency for purposes of the Plan, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part from time to time remaining shall constitute the “Fund”. The Company may cause the Fund to be divided into any number of parts for investment purposes or any other purposes necessary or advisable for the proper administration of the Plan.

Sec. 11.2 Funding Agency. The Fund may be held and invested as one fund or may be divided into any number of parts for investment purposes. Each part of the Fund, or the entire Fund if it is not divided into parts for investment purposes, shall be held and invested by one or more trustees or by an insurance company. The trustee or trustees or the insurance company so acting with respect to any part of the Fund is referred to herein as the Funding Agency with respect to such part of the Fund. The selection and appointment of each Funding Agency shall be made by the Company. The Company shall have the right at any time to remove a Funding Agency, in which case the Company shall appoint a successor thereto, subject only to the terms of any applicable trust agreement or group annuity contract. The Company shall have the right to determine the form and substance of each trust agreement and group annuity contract under which any part of the Fund is held, subject only to the requirement that they are not inconsistent with the provisions of the Plan. Any such trust agreement may contain provisions pursuant to which the trustee will make investments on direction of a third party.

Sec. 11.3 Compensation and Expenses of Funding Agency. The Funding Agency shall be entitled to receive such reasonable compensation for its services as may be agreed upon with the Company. The Funding Agency shall also be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of its services. Such compensation and reimbursements shall be paid from the Fund, except as specifically agreed to in writing by the Company.

Sec. 11.4 No Diversion. The Fund shall be for the exclusive purpose of providing benefits to Participants under the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by ERISA. No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Participating Employers or their beneficiaries. Notwithstanding the foregoing:

(a)
If any contribution or portion thereof is made by a Participating Employer by a mistake of fact, the Funding Agency shall, upon written request of the Company, return such contribution or portion thereof to the Participating Employer within one year after the payment of the contribution to the Funding Agency; however, earnings attributable to such contribution or portion thereof shall not be returned to the Participating Employer but shall remain in the Fund, and the amount returned to the Participating Employer shall be reduced by any losses attributable to such contribution or portion thereof.

(b)
Contributions by the Participating Employers are conditioned upon initial qualification of the Plan under Code Section 401(a). If the Plan receives an adverse determination letter from the Internal Revenue Service with respect to such initial qualification, the Funding Agency shall, upon written direction of the Company, return the amount of such contribution to the Participating Employers within one year after the date of denial of qualification of the Plan; provided, however, that the application for qualification must have been submitted to the Internal Revenue Service by the time prescribed by law for filing the Employer’s federal income tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe. For this purpose, the amount to be so returned shall be the contributions actually made, adjusted for the investment experience of, and any expenses chargeable against, the portion of the Fund attributable to the contributions actually made.

(c)
Contributions by the Participating Employers are conditioned upon the deductibility of each contribution under Code Section 404. To the extent the deduction is disallowed, the Funding Agency shall, upon written request of the Company, return such contribution to the Participating Employer within one year after the disallowance of the deduction; however, earnings attributable to such contribution (or disallowed portion thereof) shall not be returned to the Participating Employer but shall remain in the Fund, and the amount returned to the Participating Employer shall be reduced by any losses attributable to such contribution (or disallowed portion thereof).

In the case of any such return of contribution the Company shall cause such adjustments to be made to the Accounts of Participants as the Company considers fair and equitable under the circumstances resulting in the return of such contribution.

ARTICLE XII ADMINISTRATION OF PLAN

Sec. 12.1 Administration by Company. The Company is the “administrator” of the Plan for purposes of ERISA. Except as expressly otherwise provided herein, the Company, and not the other Participating Employers, shall control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. In carrying out its Plan responsibilities, the Company shall have the discretionary authority to construe the terms of the Plan. Except in cases where the Plan expressly provides to the contrary, action on behalf of the Company may be taken by any of the following:

(a)	The Board.

(b)	The chief executive officer of the Company.

(c)
Any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by resolution of the Board or by written instrument executed by the chief executive officer of the Company and filed with its permanent records, but action of such person or persons or committee shall be within the scope of said allocation.

Sec. 12.2    Certain Fiduciary Provisions. For purposes of the Plan:

(a)	Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

(b)
A Named Fiduciary, or a fiduciary designated by a Named Fiduciary pursuant to the provisions of the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

(c)
To the extent permitted by any applicable trust agreement or group annuity contract a Named Fiduciary with respect to control or management of the assets of the Plan may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire and dispose of) any assets of the Plan.

(d)
At any time the Plan has more than one Named Fiduciary, if pursuant to the Plan provisions fiduciary responsibilities are not already allocated among such Named Fiduciaries, the Company, by action of the Board or its chief executive officer, may provide for such allocation; except that such allocation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

ARTICLE XII ADMINISTRATION OF PLAN

Sec. 12.1 Administration by Company. The Company is the “administrator” of the Plan for purposes of ERISA. Except as expressly otherwise provided herein, the Company, and not the other Participating Employers, shall control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. In carrying out its Plan responsibilities, the Company shall have the discretionary authority to construe the terms of the Plan. Except in cases where the Plan expressly provides to the contrary, action on behalf of the Company may be taken by any of the following:

(a)	The Board.

(b)	The chief executive officer of the Company.

(c)
Any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by resolution of the Board or by written instrument executed by the chief executive officer of the Company and filed with its permanent records, but action of such person or persons or committee shall be within the scope of said allocation.

Sec. 12.2    Certain Fiduciary Provisions. For purposes of the Plan:

(a)	Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

(b)
A Named Fiduciary, or a fiduciary designated by a Named Fiduciary pursuant to the provisions of the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

(c)
To the extent permitted by any applicable trust agreement or group annuity contract a Named Fiduciary with respect to control or management of the assets of the Plan may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire and dispose of) any assets of the Plan.

(d)
At any time the Plan has more than one Named Fiduciary, if pursuant to the Plan provisions fiduciary responsibilities are not already allocated among such Named Fiduciaries, the Company, by action of the Board or its chief executive officer, may provide for such allocation; except that such allocation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

(e)
Unless expressly prohibited in the appointment of a Named Fiduciary which is not the Company acting as provided in Sec. 11.1, such Named Fiduciary by written instrument may designate a person or persons other than such Named Fiduciary to carry out any or all of the fiduciary responsibilities under the Plan of such Named Fiduciary; except that such designation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

(f)
A person who is a fiduciary with respect to the Plan, including a Named Fiduciary, shall be recognized and treated as a fiduciary only with respect to the particular fiduciary functions as to which such person has responsibility.

Each Named Fiduciary (other than the Company), each other fiduciary, each person employed pursuant to subsection (b) above, and each investment manager shall be entitled to receive reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of their duties with the Plan and to payment therefor from the Fund if not paid directly by the Participating Employers in such proportions as the Company shall determine. Notwithstanding the foregoing, no person so serving who already receives full-time pay from any employer or association of employers whose employees are Participants, or from an employee organization whose members are Participants, shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

Sec. 12.3 Discrimination Prohibited. No person or persons in exercising discretion in the operation and administration of the Plan shall discriminate in favor of Highly Compensated Employees.

Sec. 12.4 Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented to the proper party.

Sec. 12.5 Correction of Errors. It is recognized that in the operation and administration of the Plan certain mathematical and accounting errors may be made or mistakes may arise by reason of factual errors in information supplied to the Company or Funding Agency. The Company shall have power to cause such equitable adjustments to be made to correct for such errors as the Company in its discretion considers appropriate. Such adjustments shall be final and binding on all persons. Any return of a contribution due to a mistake in fact will be subject to Sec. 11.4.

Sec. 12.6 Records. Each Participating Employer, each fiduciary with respect to the Plan, and each other person performing any functions in the operation or administration of the Plan or the management or control of the assets of the Plan shall keep such records as may be necessary or appropriate in the discharge of their respective functions hereunder, including records required by ERISA or any other applicable law. Records shall be retained as long as necessary for the proper administration of the Plan and at least for any period required by ERISA or other applicable law.

Sec. 12.7 General Fiduciary Standard. Each fiduciary shall discharge its duties with respect to the Plan solely in the interests of Participants and their beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

Sec. 12.8 Prohibited Transactions. A fiduciary with respect to the Plan shall not cause the Plan to engage in any prohibited transaction within the meaning of ERISA.

Sec. 12.9 Claims Procedure. The Company shall establish a claims procedure consistent with the requirements of ERISA. Such claims procedure shall provide adequate notice in writing to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the claimant and shall afford a reasonable opportunity to a claimant, whose claim for benefits has been denied, for a full and fair review by the appropriate Named Fiduciary of the decision denying the claim. No person claiming a benefit under the Plan may initiate a civil action regarding the claim until all steps under the claims procedure (including appeals) have been completed.

Sec. 12.10 Bonding. Plan personnel shall be bonded to the extent required by ERISA. Premiums for such bonding may, in the sole discretion of the Company, be paid in whole or in part from the Fund. Such premiums may also be paid in whole or in part by the Participating Employers in such proportions as the Company shall determine. The Company may provide by agreement with any person that the premium for required bonding shall be paid by such person.

Sec. 12.11 Waiver of Notice. Any notice required hereunder may be waived by the person entitled thereto.

Sec. 12.12 Agent for Legal Process. The Company shall be the agent for service of legal process with respect to any matter concerning the Plan, unless and until the Company designates some other person as such agent.

Sec. 12.13 Indemnification. In addition to any other applicable provisions for indemnification, the Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of the Participating Employers against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against such person at any time by reason of such person’s services as a fiduciary in connection with the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises. The Company shall have the right, but not the obligation, to select counsel and control the defense and settlement of any action against the indemnitee for which the indemnitee may be entitled to indemnification under this Section.

Sec. 12.14 Expenses of Administration. Investment management and brokerage fees shall be charged against the Participants’ Accounts to which such fees are attributable. In addition, the Company may, to the extent permitted by ERISA, allocate and charge other expenses of Plan administration against Participants’ Accounts. Each Participants share of such expenses (other than investment management and brokerage fees) shall be allocated to and charged against each Participant’s Account based on the ratio that his or her Account balances bears to the total Account balances of all Participants in the Plan.

ARTICLE XIII AMENDMENT, TERMINATION, MERGER

Sec. 13.1 Amendment. Subject to the non-diversion provisions of Sec. 11.4, the Company (and not the other Participating Employers) by action of the Board, or by action of a person so authorized by resolution of the Board, may amend the Plan at any time and from time to time. No amendment of the Plan shall have the effect of changing the rights, duties, and liabilities of any Funding Agency without its written consent. Also, no amendment shall divest a Participant or Beneficiary of Accounts accrued prior to the amendment.

Sec. 13.2 Permanent Discontinuance of Contributions. A Participating Employer, by action of its board of directors, may completely discontinue contributions in support of the Plan. In such event, notwithstanding any provisions of the Plan to the contrary, no employee of such employer shall become a Participant after such discontinuance. Subject to the foregoing, all of the provisions of the Plan shall continue in effect, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

Sec. 13.3 Reorganizations of Participating Employers. In the event two or more Participating Employers shall be consolidated or merged or in the event one or more Participating Employers shall acquire the assets of another Participating Employer, the Plan shall be deemed to have continued, without termination and without a complete discontinuance of contributions, as to all the Participating Employers involved in such reorganization and their employees. In such event, in administering the Plan the corporation resulting from the consolidation, the surviving corporation in the merger, or the employer acquiring the assets shall be considered as a continuation of all of the Participating Employers involved in the reorganization.

Sec. 13.4 Termination. A Participating Employer, by action of its board of directors, may terminate the Plan as applicable to such Participating Employer and its employees. After a termination no employee of such employer shall become a Participant. The Accounts of each Participant in the employ of such Participating Employer at the time of such termination shall be nonforfeitable, the Participant shall be entitled to a benefit equal to the value of those Accounts determined as of the Valuation Date coincident with or next following the termination of the Plan, distributions shall be made to Participants and Beneficiaries as soon as administratively practicable (and, taking into account the provisions of Sec. 13.7) after the termination of the Plan, but not before the earliest date permitted under the Code and applicable regulations, and the Plan and any related trust agreement or group annuity contract shall continue in force for the purpose of making such distributions.

Sec. 13.5 Partial Termination. If there is a partial termination of the Plan, either by operation of law, by amendment of the Plan, or for any other reason, which partial termination shall be confirmed by the Company, the Accounts of each Participant with respect to whom the partial termination applies shall be nonforfeitable. Subject to the foregoing, all of the provisions of the Plan shall continue in effect as to each such Participant, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

ARTICLE XIII AMENDMENT, TERMINATION, MERGER

Sec. 13.1 Amendment. Subject to the non-diversion provisions of Sec. 11.4, the Company (and not the other Participating Employers) by action of the Board, or by action of a person so authorized by resolution of the Board, may amend the Plan at any time and from time to time. No amendment of the Plan shall have the effect of changing the rights, duties, and liabilities of any Funding Agency without its written consent. Also, no amendment shall divest a Participant or Beneficiary of Accounts accrued prior to the amendment.

Sec. 13.2 Permanent Discontinuance of Contributions. A Participating Employer, by action of its board of directors, may completely discontinue contributions in support of the Plan. In such event, notwithstanding any provisions of the Plan to the contrary, no employee of such employer shall become a Participant after such discontinuance. Subject to the foregoing, all of the provisions of the Plan shall continue in effect, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

Sec. 13.3 Reorganizations of Participating Employers. In the event two or more Participating Employers shall be consolidated or merged or in the event one or more Participating Employers shall acquire the assets of another Participating Employer, the Plan shall be deemed to have continued, without termination and without a complete discontinuance of contributions, as to all the Participating Employers involved in such reorganization and their employees. In such event, in administering the Plan the corporation resulting from the consolidation, the surviving corporation in the merger, or the employer acquiring the assets shall be considered as a continuation of all of the Participating Employers involved in the reorganization.

Sec. 13.4 Termination. A Participating Employer, by action of its board of directors, may terminate the Plan as applicable to such Participating Employer and its employees. After a termination no employee of such employer shall become a Participant. The Accounts of each Participant in the employ of such Participating Employer at the time of such termination shall be nonforfeitable, the Participant shall be entitled to a benefit equal to the value of those Accounts determined as of the Valuation Date coincident with or next following the termination of the Plan, distributions shall be made to Participants and Beneficiaries as soon as administratively practicable (and, taking into account the provisions of Sec. 13.7) after the termination of the Plan, but not before the earliest date permitted under the Code and applicable regulations, and the Plan and any related trust agreement or group annuity contract shall continue in force for the purpose of making such distributions.

Sec. 13.5 Partial Termination. If there is a partial termination of the Plan, either by operation of law, by amendment of the Plan, or for any other reason, which partial termination shall be confirmed by the Company, the Accounts of each Participant with respect to whom the partial termination applies shall be nonforfeitable. Subject to the foregoing, all of the provisions of the Plan shall continue in effect as to each such Participant, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

Sec. 13.6 Merger, Consolidation, or Transfer of Plan Assets. In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision shall be made so that each Participant and Beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). No such merger, consolidation, or transfer shall be effected until such statements with respect thereto, if any, required by the Code or ERISA to be filed in advance thereof have been filed and the Company has determined that the merger, consolidation, or transfer complies with the requirements of the Code and ERISA, and regulations issued thereunder.

Sec. 13.7 Deferral of Distributions. Notwithstanding any provisions of the Plan to the contrary, in the case of a complete discontinuance of contributions to the Plan or of a complete or partial termination of the Plan, the Company or the Funding Agency may defer any distribution of benefit payments to Participants and Beneficiaries with respect to which such discontinuance or termination applies (except for distributions which are required to be made under Sec. 10.1) until after the following have occurred:

(a)
Receipt of a final determination from the Treasury Department or any court of competent jurisdiction regarding the effect of such discontinuance or termination on the qualified status of the Plan under Code Section 401(a).

(b)	Appropriate adjustment of Accounts to reflect taxes, costs, and expenses, if any, incident to such discontinuance or termination.

ARTICLE XIV
TOP-HEAVY PLAN PROVISIONS

Sec. 14.1 Key Employee Defined. “Key Employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Company or an Affiliate having annual compensation greater than $160,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2011), a five-percent owner of the Company or an Affiliate, or a one-percent owner of the Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

Sec. 14.2 Determination of Top-Heavy Status. The top-heavy status of the Plan shall be determined according to Code Section 416 and the regulations thereunder, using the following standards and definitions:

(a)	The Plan is a Top-Heavy Plan for a Plan Year if either of the following applies:

(1)	If this Plan is not part of a required aggregation group and the top-heavy ratio for this Plan exceeds 60 percent.

(2)	If this Plan is part of a required aggregation group of plans and the top- heavy ratio for the group of plans exceeds 60 percent.

Notwithstanding paragraphs (1) and (2) above, the Plan is not a Top-Heavy Plan with respect to a Plan Year if it is part of a permissive aggregation group of plans for which the top-heavy ratio does not exceed 60 percent.

(b)	The “top-heavy ratio” shall be determined as follows:

(1)
If the ratio is being determined only for this Plan, or if the aggregation group only includes defined contribution plans, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the Plan or plans as of the determination date (including any part of any account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of the account balances (including any part of any account balance distributed in the one-year period ending on the determination date) of all employees under the Plan or plans as of the determination date. (The “Plans” referred to in the preceding sentence are the plans in the required or permissive aggregation group, as applicable.) The preceding provisions shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). Both the numerator and denominator of the top-heavy ratio shall be adjusted to reflect any contribution not actually made as of the determination date but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder. In the case of a distribution made for a reason other than severance from employment, death or disability, the “one-year period” shall be applied by substituting “five-year period” for “one-year period”.

(2)
If the determination is being made for a required or permissive aggregation group which includes one or more defined benefit plans, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the defined contribution plan or plans and the present value of accrued benefits of all Key Employees under the defined benefit plan or plans as of the determination date, and the denominator of which is the sum of the account balances of all employees under the defined contribution plan or plans and the present value of accrued benefits of all employees under the defined benefit plan or plans as of the determination date. The account balances and accrued benefits in both the numerator and denominator of the top-heavy ratio shall be adjusted to reflect any distributions made in the one-year period ending on the determination date and any contributions due but unpaid as of the determination date, subject to the special aggregation rule for terminated plans in paragraph (1).

(3)
For purposes of paragraphs (1) and (2), the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

(c)
“Required aggregation group” means (i) each qualified plan of the employer (including terminated plans) in which at least one Key Employee participates in the Plan Year containing the determination date, or any of the four preceding Plan Years, and (ii) any other qualified plan of the employer that enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410.

(d)
“Permissive aggregation group” means the required aggregation group of plans plus any other plan or plans of the employer which, when consolidated as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

(e)
“Determination date” means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year is the determination date.

(f)	The “valuation date” is the last day of each Plan Year and is the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

(g)
For purposes of establishing the “present value” of benefits under a defined benefit plan to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the interest rate and mortality table specified in the defined benefit plan for this purpose.

(h)
If an individual has not performed any services for the employer at any time during the one-year period ending on the determination date with respect to a Plan Year, any account balance or accrued benefit for such individual shall not be taken into account for such Plan Year.

Sec. 14.3 Minimum Contribution Requirement. For any Plan Year with respect to which the Plan is a Top-Heavy Plan, the employer contributions and Forfeitures allocated to each Active Participant who is not a Key Employee and whose Termination of Employment has not occurred prior to the end of such Plan Year shall not be less than the minimum amount determined in accordance with the following:

(a)	The minimum amount shall be the amount equal to that percentage of the Participant’s Compensation for the Plan Year which is the smaller of:

(1)	Three percent.

(2)	The percentage which is the largest percentage of Compensation allocated to any Key Employee from employer contributions and Forfeitures for such Plan Year.

(b)
Any employer contribution attributable to a salary reduction or similar arrangement (including Salary Reduction Contributions and Matching Contributions under this Plan) may not be used to satisfy the minimum amount of employer contributions which must be allocated under subsection (a).

(c)
This Section shall not apply to any Participant who is covered under any other plan of the employer under which the minimum contribution or minimum benefit requirement applicable to Top-Heavy Plans will be satisfied.

Sec. 14.4 Minimum Vesting Schedule. If a Participant’s Termination of Employment occurs under such circumstances that he is not entitled to a benefit under the Plan because he or she is not vested, and if he was an Active Participant during a Plan Year for which the Plan was Top-Heavy Plan, he shall be entitled to a benefit under this section. Except as modified by this section, such benefit shall be payable under the terms and conditions that would be applicable under Sec. 10.1:

(a)
The monthly amount of the benefit under this section shall be an amount equal to the value of the Participant’s Account under the Plan multiplied by the vested percentage determined according to the number of his or her Years of Vesting Service, as follows:

Years of Vesting Service	Vested Percentage
Less than 2	0%
2 but less than 3	20%
3 or more	100%

(b)	Years of Vesting Service for purposes of this section shall be as defined in Sec. 3.4.

(c)	This section shall not apply to a Participant who has no Hours of Service after the Plan becomes a Top-Heavy Plan.

(d)
If the Plan ceases to be a Top-Heavy Plan and continues to be a non-Top-Heavy Plan until the Participant’s Termination of Employment, the benefit to which the Participant is entitled under this section shall not exceed the benefit to which he would have been entitled if his Termination of Employment had occurred on the date of such cessation.

Sec. 14.5 Definition of Employer. For purposes of this Article XIV, the term “employer” means all Participating Employers and trade or business entity under Common Control with a Participating Employer.

Sec. 14.6 Exception for Collective Bargaining Unit. Sections 14.3 and 14.4 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and such employer or employers.

ARTICLE XV MISCELLANEOUS PROVISIONS

Sec. 15.1 Insurance Company Not Responsible for Validity of Plan. No insurance company that issues a contract under the Plan shall have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and shall have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

Sec. 15.2 Headings. Headings at the beginning of articles and sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

Sec. 15.3 Capitalized Definitions. Capitalized terms used in the Plan shall have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

Sec. 15.4 Gender. Any references to the masculine gender include the feminine and vice versa.

Sec. 15.5 Use of Compounds of Word “Here”. Use of the words “hereof,” “herein,” “hereunder,” or similar compounds of the word “here” shall mean and refer to the entire Plan unless the context clearly indicates to the contrary.

Sec. 15.6 Construed as a Whole. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

Sec. 15.7 Benefits of Reemployed Veterans. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Code Section 414(u). For this purpose:

(a)
As provided by Code Section 414(u), “Qualified Military Service” means service in the uniformed services (as defined in Chapter 43 of Title 38, United States Code) by an individual if he or she is qualified under such chapter to reemployment rights with the Company or an Affiliate following such military service.

(b)	“USERRA” means the Uniformed Services Employment and Reemployment Rights Act of 1994 as amended.

(c)
If an individual returns to employment with the Company or an Affiliate following a period of Qualified Military Service under circumstances that he or she has reemployment rights under USERRA, and the individual reports for said

ARTICLE XV MISCELLANEOUS PROVISIONS

Sec. 15.1 Insurance Company Not Responsible for Validity of Plan. No insurance company that issues a contract under the Plan shall have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and shall have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

Sec. 15.2 Headings. Headings at the beginning of articles and sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

Sec. 15.3 Capitalized Definitions. Capitalized terms used in the Plan shall have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

Sec. 15.4 Gender. Any references to the masculine gender include the feminine and vice versa.

Sec. 15.5 Use of Compounds of Word “Here”. Use of the words “hereof,” “herein,” “hereunder,” or similar compounds of the word “here” shall mean and refer to the entire Plan unless the context clearly indicates to the contrary.

Sec. 15.6 Construed as a Whole. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

Sec. 15.7 Benefits of Reemployed Veterans. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Code Section 414(u). For this purpose:

(a)
As provided by Code Section 414(u), “Qualified Military Service” means service in the uniformed services (as defined in Chapter 43 of Title 38, United States Code) by an individual if he or she is qualified under such chapter to reemployment rights with the Company or an Affiliate following such military service.

(b)	“USERRA” means the Uniformed Services Employment and Reemployment Rights Act of 1994 as amended.

(c)
If an individual returns to employment with the Company or an Affiliate following a period of Qualified Military Service under circumstances that he or she has reemployment rights under USERRA, and the individual reports for said reemployment within the time frame required by USERRA, the following provisions shall apply:

(1)
The Qualified Military Service shall be recognized as service under the Plan to the same extent as it would have been if the employee had remained continuously employed with the Company or an Affiliate rather than going into the military.

(2)
Certified Earnings shall be determined for the individual as of each January 1 during the period of Qualified Military Service. The amount of Certified Earnings shall be determined by the Company consistent with the requirements of the USERRA, and shall reflect the Company’s best estimate of the earnings the individual would have received but for the Qualified Military Service. Any military differential pay shall be treated as Certified Earnings and Testing Wages under the Plan to the extent required by USERRA.

(d)
The Plan shall comply with the provisions of the Heroes Earnings Assistance and Relief Tax Act (the “HEART Act”), which amended certain provisions of USERRA. The HEART Act provides that if a Participant dies while performing “qualified military service” (as defined in USERRA), the Participant’s survivors shall receive the same benefits under the Plan as if the Participant died while employed by a Participating Employer. This rule does not, however, require survivors to be provided with any additional benefit accruals relating to the period of qualified military service.

(e)
The foregoing provisions are intended to provide the benefits required by USERRA and the HEART Act, and are not intended to provide any other benefits. This section shall be construed consistently with said intent.